SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

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

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

Dear Shareholder:

      On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings, Inc. ("Rydex Holdings"), and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which PADCO Advisors, Inc. and PADCO Advisors II, Inc., d/b/a Rydex Investments, (the "Advisor"), the investment adviser to the Rydex family of mutual funds, together with several other Rydex entities, will be acquired by Security Benefit (the "Transaction"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets. Upon completion of the Transaction, the Advisor, Rydex Distributors, Inc., the Rydex Funds' distributor, and Rydex Fund Services, Inc., the administrator and transfer agent for Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, will be wholly-owned subsidiaries of Security Benefit. Although the Transaction is not expected to have any material impact on the Rydex Funds or their shareholders, it will result in a change of control of the Advisor. Under the requirements of the Investment Company Act of 1940, this change of control will cause the automatic termination of each of the investment advisory agreements between the Advisor and each of the Rydex Funds, including each series of the Rydex Series Funds and Rydex Dynamic Funds (the "Funds"). Accordingly, by this proxy statement, we are requesting that the shareholders of the Funds vote on whether to approve new investment advisory agreements to take the place of the current investment advisory agreements that will be terminated, so that the Advisor may continue to manage the Funds.

      A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in the Notice of Special Joint Meeting of Shareholders on page 1, has been scheduled for Thursday, October 4, 2007. If you are a shareholder of record of any of the Funds as of the close of business on August 6, 2007 you are entitled to vote at the Meeting and any adjournment of the Meeting.

      At the Meeting, you will be asked to approve new investment advisory agreements with the Advisor under terms that are the same in all material respects to those of the previous investment advisory agreements. NO FEE
INCREASE IS EXPECTED TO RESULT FROM APPROVING THE NEW INVESTMENT ADVISORY AGREEMENTS.

      I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. The failure to return proxies could delay the Meeting and the approval of new investment advisory agreements. YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

      While you are, of course, welcome to join us at the Meeting and vote in person, it is not necessary to do so. As a convenience, we have created three other options by which to vote your shares:

      o THE INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

      o BY PHONE: The phone number is located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time you call.

      o BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

      Whether or not you plan to attend the Meeting, we need your vote. Please do not hesitate to call 1-877-256-6082 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

                        EVERY VOTE IS IMPORTANT NO MATTER
                             HOW MANY SHARES YOU OWN

      The Advisor has engaged the services of Broadridge Financial Solutions, Inc. ("Broadridge"), as the professional proxy solicitation agent, to assist shareholders through the voting process. As the Meeting approaches, if you have not yet voted, Broadridge may contact you to remind you to vote your shares in order to be represented at the Meeting. If you have any questions about the Proxy Statement or the execution of your vote, please contact Broadridge at 1-877-256-6082. They will be happy to assist you. Please see your proxy card for additional information on how to cast your vote.

      We appreciate your time and consideration.

                                     Sincerely,

                                     /s/ Carl G. Verboncoeur

                                     Carl G. Verboncoeur
                                     President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

      We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                              QUESTIONS AND ANSWERS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and your proxy card -- because you have the right to vote on these important proposals concerning your investment in the Funds. Each of the proposals relates to actions that need to be taken in response to the impending change in control of Rydex Investments (the "Advisor"), the investment adviser to the Funds.

Q.    WHY AM I BEING ASKED TO VOTE ON NEW INVESTMENT ADVISORY AGREEMENTS?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that an investment advisory agreement between an investment adviser and a fund terminate whenever there is a change in control of the investment adviser. After such investment advisory agreement terminates, a new investment advisory agreement between the investment adviser and the fund must be approved by the shareholders of the fund in order for the investment adviser to continue to manage the fund's investments.

      The Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc., which is a wholly-owned subsidiary of Rydex NV, Inc. Rydex NV, Inc. is owned by various trusts controlled by the Viragh family (the "Viragh Family Trust"). On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings, Inc. ("Rydex Holdings") and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings and 100% of the outstanding limited liability company interests of ICT (the "Transaction"). Once completed, the Transaction will result in a change of control of Rydex Holdings and, ultimately, the Advisor. The change of control of the Advisor, in turn, will result in the termination of each of the investment advisory agreements between the Advisor and Rydex Series Funds and Rydex Dynamic Funds (each, a "Current Agreement" and collectively, the "Current Agreements").

      At a Special Meeting of the Boards of Trustees of Rydex Series Funds and Rydex Dynamic Funds (the "Board") held on July 10, 2007, and subsequently, during the Board's regular quarterly meeting held on August 27, 2007, the Board considered and voted in favor of new investment advisory agreements for Rydex Series Funds and Rydex Dynamic Funds (each, a "New Agreement" and collectively, the "New Agreements") pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Advisor will continue to serve as investment adviser to each Fund after the completion of the Transaction. The Advisor's fees for its services to the Funds under each New Agreement will be the same as its fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

Q.    HOW WILL THE CHANGE IN CONTROL OF THE ADVISOR AFFECT ME?

A. Other than the change in the ownership, the operations of the Advisor, the fees payable to the Advisor and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. Security Benefit and the current management of the Advisor have assured the Board that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund as a result of the change in ownership.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board voted unanimously to recommend that you vote "FOR" all of the proposals contained in the Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Joint Meeting of Shareholders (the "Meeting"). If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the New Agreements.

Q.    HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call the Funds' proxy solicitation agent, Broadridge, at 1-877-256-6082 between 9:30 a.m. and 9:00 p.m., Eastern Time, Monday through Friday, and between 10:00 a.m. and 6:00 p.m., Eastern Time on Saturday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.


                                        V

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

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, OCTOBER 4, 2007

      Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Series Funds and Rydex Dynamic Funds (each a "Trust" and together, the "Trusts") and each of their respective series (each a "Fund" and collectively, the "Funds") listed below will be held at the offices of Rydex
Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on Thursday, October 4, 2007 at 4:30 p.m. Eastern Time.

                               RYDEX SERIES FUNDS

  Absolute Return Strategies            Internet Fund                Mid-Cap Value Fund
             Fund
                                   Inverse Government Long       Multi-Cap Core Equity Fund
         Banking Fund                 Bond Strategy Fund
                                 (Formerly, Inverse Government            Nova Fund
     Basic Materials Fund               Long Bond Fund)
                                                                          OTC Fund
      Biotechnology Fund         Inverse High Yield Strategy
                                             Fund                   Precious Metals Fund
   Commodities Strategy Fund
 (Formerly, Commodities Fund)    Inverse Mid-Cap Strategy Fund        Real Estate Fund
                                 (Formerly, Inverse Mid-Cap
    Consumer Products Fund                  Fund)                     Retailing Fund

       Electronics Fund           Inverse OTC Strategy Fund      Russell 2000(R) 1.5x Strategy
                                 (Formerly, Inverse OTC Fund)   Fund (Formerly, Russell 2000(R)
          Energy Fund                                                  Advantage Fund)
                                    Inverse Russell 2000(R)
     Energy Services Fund          Strategy Fund (Formerly,          Russell 2000(R) Fund
                                 Inverse Russell 2000(R) Fund)
Essential Portfolio Aggressive                                          S&P 500 Fund
             Fund                Inverse S&P 500 Strategy Fund
                                  (Formerly, Inverse S&P 500        Sector Rotation Fund
      Essential Portfolio                   Fund)
       Conservative Fund                                            Small-Cap Growth Fund
                                  Japan 1.25x Strategy Fund
 Essential Portfolio Moderate     (Formerly, Japan Advantage        Small-Cap Value Fund
             Fund                           Fund)
                                                                   Strengthening Dollar 2x
  Europe 1.25x Strategy Fund        Large-Cap Growth Fund         Strategy Fund (Formerly,
  (Formerly, Europe Advantage                                   Dynamic Strengthening Dollar
             Fund)                   Large-Cap Value Fund                   Fund)

    Financial Services Fund              Leisure Fund                  Technology Fund

   Government Long Bond 1.2x       Managed Futures Strategy        Telecommunications Fund
   Strategy Fund (Formerly,                  Fund
     Government Long Bond                                            Transportation Fund
        Advantage Fund)           Mid-Cap 1.5x Strategy Fund
                                 (Formerly, Mid-Cap Advantage       U.S. Government Money
       Health Care Fund                     Fund)                        Market Fund

      Hedged Equity Fund             Mid-Cap Growth Fund               Utilities Fund

   High Yield Strategy Fund                                     Weakening Dollar 2x Strategy
                                                                   Fund (Formerly, Dynamic
                                                                    Weakening Dollar Fund)

                               RYDEX DYNAMIC FUNDS

     Dow 2x Strategy Fund          Inverse Russell 2000(R) 2x    Russell 2000(R) 2x Strategy
    (Formerly, Dynamic Dow         Strategy Fund (Formerly,       Fund (Formerly, Dynamic
             Fund)               Inverse   Dynamic   Russell       Russell 2000(R) Fund)
                                        2000(R) Fund)
 Inverse Dow 2x Strategy Fund                                    S&P 500 2x Strategy Fund
  (Formerly, Inverse Dynamic     Inverse S&P 500 2x Strategy    (Formerly, Dynamic S&P 500
           Dow Fund)               Fund (Formerly, Inverse                 Fund)
                                    Dynamic S&P 500 Fund)
 Inverse OTC 2x Strategy Fund
  (Formerly, Inverse Dynamic         OTC 2x Strategy Fund
           OTC Fund)             (Formerly, Dynamic OTC Fund)

      At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals (each, a "Proposal"):

DESCRIPTION OF PROPOSAL:                        TRUST/FUNDS SOLICITED:

1.   THE APPROVAL OF A NEW INVESTMENT            RYDEX SERIES FUNDS:
     ADVISORY AGREEMENT BETWEEN RYDEX   All Funds (Except the Absolute Return
     SERIES FUNDS AND PADCO ADVISORS,         Strategies Fund and Hedged
     INC.*                                           Equity Fund)

2.   THE APPROVAL OF A NEW INVESTMENT            RYDEX SERIES FUNDS:
     ADVISORY AGREEMENT BETWEEN RYDEX      Absolute Return Strategies Fund
     SERIES FUNDS AND PADCO ADVISORS,             Hedged Equity Fund
     INC.*

3.   THE APPROVAL OF A NEW INVESTMENT            RYDEX DYNAMIC FUNDS:
     ADVISORY AGREEMENT BETWEEN RYDEX                 All Funds
     DYNAMIC FUNDS AND PADCO
     ADVISORS, INC.*

4.   ANY OTHER BUSINESS PROPERLY
     BROUGHT BEFORE THE MEETING.*

* PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

      Your vote is important no matter how many shares you own, and all Shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly by mail in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. You may change or revoke your vote even though a proxy has already been returned by written notice to the Trusts, by submitting a subsequent proxy by mail, by Internet, by telephone, or by voting in person at the Meeting.

      Shareholders of record at the close of business on August 6, 2007 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

      FOR A FREE COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, SHAREHOLDERS MAY CALL 1-800-820-0888, VISIT THE FUNDS' WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITE TO THE FUNDS AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. In addition, the Funds are required by federal law to file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains information about the Funds (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can also obtain copies of these materials from the SEC Office of Freedom of Information and Privacy Act Operations, Operations Center, 6432 General Green Way, Alexandria, VA 22313-2413, at prescribed rates.

                                        By Order of the Board of Trustees

                                        /s/ Carl G. Verboncoeur

                                        Carl G. Verboncoeur
                                        President
                                        September 6, 2007

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                                 PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, OCTOBER 4, 2007

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex Series Funds and Rydex Dynamic Funds (each a "Trust" and together, the "Trusts") and each of their respective series (each a "Fund" and collectively, the "Funds"):

                               RYDEX SERIES FUNDS

  Absolute Return Strategies          High Yield Strategy Fund           Mid-Cap Growth Fund
             Fund
                                          Internet Fund                  Mid-Cap Value Fund
         Banking Fund
                                     Inverse Government Long         Multi-Cap Core Equity Fund
     Basic Materials Fund         Bond Strategy Fund (Formerly,
                                     Inverse Government Long                  Nova Fund
      Biotechnology Fund                   Bond Fund)
                                                                              OTC Fund
   Commodities Strategy Fund       Inverse High Yield Strategy
 (Formerly, Commodities Fund)                 Fund                      Precious Metals Fund

    Consumer Products Fund        Inverse Mid-Cap Strategy Fund           Real Estate Fund
                                   (Formerly, Inverse Mid-Cap
       Electronics Fund                       Fund)                        Retailing Fund

          Energy Fund               Inverse OTC Strategy Fund        Russell 2000(R) 1.5x Strategy
                                  (Formerly, Inverse OTC Fund)      Fund (Formerly, Russell 2000(R)
     Energy Services Fund                                                  Advantage Fund)
                                 Inverse Russell 2000(R) Strategy
Essential Portfolio Aggressive       Fund (Formerly, Inverse             Russell 2000(R) Fund
             Fund                      Russell 2000(R) Fund)
                                                                            S&P 500 Fund
      Essential Portfolio         Inverse S&P 500 Strategy Fund
       Conservative Fund           (Formerly, Inverse S&P 500           Sector Rotation Fund
                                              Fund)
 Essential Portfolio Moderate                                           Small-Cap Growth Fund
             Fund                   Japan 1.25x Strategy Fund
                                   (Formerly, Japan Advantage           Small-Cap Value Fund
  Europe 1.25x Strategy Fund                  Fund)
  (Formerly, Europe Advantage                                          Strengthening Dollar 2x
             Fund)                    Large-Cap Growth Fund           Strategy Fund (Formerly,
                                                                    Dynamic Strengthening Dollar
    Financial Services Fund           Large-Cap Value Fund                      Fund)

   Government Long Bond 1.2x              Leisure Fund                     Technology Fund
   Strategy Fund (Formerly,
     Government Long Bond           Managed Futures Strategy           Telecommunications Fund
        Advantage Fund)                       Fund
                                                                         Transportation Fund
       Health Care Fund            Mid-Cap 1.5x Strategy Fund
                                  (Formerly, Mid-Cap Advantage          U.S. Government Money
      Hedged Equity Fund                      Fund)                          Market Fund

                                                                           Utilities Fund

                                                                    Weakening Dollar 2x Strategy
                                                                       Fund (Formerly, Dynamic
                                                                       Weakening Dollar Fund)

                               RYDEX DYNAMIC FUNDS

     Dow 2x Strategy Fund          Inverse Russell 2000(R) 2x     Russell 2000(R) 2x Strategy
    (Formerly, Dynamic Dow          Strategy Fund (Formerly,       Fund (Formerly, Dynamic
            Fund)                  Inverse   Dynamic  Russell       Russell 2000(R) Fund)
                                         2000(R) Fund)
 Inverse Dow 2x Strategy Fund                                       S&P 500 2x Strategy Fund
  (Formerly, Inverse Dynamic      Inverse S&P 500 2x Strategy     (Formerly, Dynamic S&P 500
          Dow Fund)                 Fund (Formerly, Inverse                  Fund)
                                     Dynamic S&P 500 Fund)
 Inverse OTC 2x Strategy Fund
  (Formerly, Inverse Dynamic         OTC 2x Strategy Fund
          OTC Fund)              (Formerly, Dynamic OTC Fund)

                      INTRODUCTION AND GENERAL INFORMATION

      GENERAL INFORMATION. As used in this Proxy Statement, the Trusts' Board of Trustees is referred to as the "Board," and the term "Trustee" includes each member of the Board. A Trustee that is an interested person of the Trusts is referred to in this Proxy Statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trusts' investment adviser, PADCO Advisors, Inc., the Trusts' principal underwriter or any of their affiliates. Together with PADCO Advisors II, Inc., PADCO Advisors, Inc. operates as Rydex Investments (the "Advisor"). Trustees that are not interested persons of the Trust are referred to in this Proxy Statement as "Independent Trustees."

      Each of the Trusts is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Special Joint Meeting of Shareholders (the "Meeting") in order to permit the Funds' shareholders of record as of August 6, 2007 (the "Record Date" and the "Shareholders") to consider and vote on the Proposals described in the foregoing notice.

      Your vote is important no matter how many shares you own. If you wish to participate in the Meeting you may submit the proxy card included with this Proxy Statement or attend in person. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may revoke your vote, even though a proxy has already been returned, by written notice to the Trusts at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should you require additional information regarding any of the proposals contained in this Proxy Statement, or replacement proxy cards, you may contact the Funds proxy solicitation agent at 1-877-256-6082.

      In addition to the solicitation of proxies by mail, the Board and officers of the Trusts, as well as employees of any proxy soliciting firm engaged by the Board and the officers of the Trusts, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Security Benefit, as defined below, and the Advisor, together with its affiliates, have agreed to bear the costs of the Meeting and the production and dissemination of the proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about September 6, 2007.

      QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund's shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against a proposal.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

      VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Meeting, Proposals 1, 2, and 3 require the affirmative vote of a "majority of the outstanding voting securities" of each Fund to approve the Proposal with respect to that Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

      VOTING PROCESS. You can vote in any one of the following four ways:

      o BY INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

      o BY TELEPHONE: Use a touch-tone telephone to call the toll-free phone number located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time of the call.

      o BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

      o     IN PERSON: Vote your shares in person at the Meeting..

      Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trusts; (ii) by properly executing a later-dated proxy (by any of the methods of voting described above); or (iii) by attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

                          DISCUSSIONS OF PROPOSALS 1-3:
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

      Proposals 1, 2, and 3 relate to the approval by Shareholders of new investment advisory agreements for the Trusts. The 1940 Act, which regulates investment companies such as the Trusts, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After such investment advisory agreement terminates, a new investment advisory agreement must be approved by shareholders of the investment company in order for the investment adviser to continue to manage the investment company's investments. FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF EACH OF THE NEW INVESTMENT ADVISORY AGREEMENTS.

           INFORMATION REGARDING THE CHANGE IN CONTROL OF THE ADVISOR

      INFORMATION REGARDING THE TRANSACTION. The Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc. ("Rydex Holdings") which is a wholly-owned subsidiary of Rydex NV, Inc. Rydex NV, Inc. is owned by various trusts controlled by the Viragh family (the "Viragh Family Trusts"). On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings and 100% of the outstanding limited liability company interests of ICT (the "Transaction"). Once completed, the Transaction will result in a change of control of Rydex Holdings and, ultimately, the Advisor. The change of control of the Advisor, in turn, will result in the termination of each of the investment advisory agreements between the Advisor and the Trusts (each, a "Current Agreement" and collectively, the "Current Agreements"). The Transaction is not expected to result in a change in the persons responsible for the day-to-day management of the Funds, or in the operations of the Funds or in any changes in the investment approach of the Advisor with respect to the Funds.

      INTEREST OF CERTAIN PERSONS IN THE TRANSACTION. Certain executive officers and both of the Interested Trustees of the Trusts are participants in the Rydex Holdings, Inc. Amended and Restated Value Participation Plan established to reward certain key executives of Rydex for the increase in value of Rydex over time. Upon the Closing of the Transaction, which is valued at approximately $752,000,000, subject to adjustment in accordance with the Purchase and Sale Agreement, and at certain defined times thereafter, certain of these executive officers and Interested Trustees will be entitled to receive payments thereunder. As a result of this direct and indirect interest in the Transaction and the Advisor, and any future employment arrangements with Security Benefit, these executive officers and Interested Trustees may be deemed to have a substantial interest in shareholder approval of the new investment advisory agreements.

      THE APPROVAL OF THE NEW AGREEMENTS. At a Special Meeting of the Boards of Trustees held on July 10, 2007 (the "July Board Meeting"), the Board considered and voted in favor of a new investment advisory agreement for each Trust (each, a "New Agreement" and collectively, the "New Agreements") pursuant to which, subject to their approval by each Fund's Shareholders, as applicable, the Advisor will continue to serve as investment adviser to each Fund after the completion of the Transaction. The Advisor's fees for its services to the Funds under each New Agreement will be the same as its fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements. In reviewing the New Agreements, the Board considered its review of relevant materials relating to the Current Agreements at the previous annual renewal meeting on August 27, 2006. At the Board's most recent annual renewal meeting on August 27, 2007 (the "2007 Renewal Meeting"), the Board reconsidered and again voted in favor of the New Agreements. In reviewing the New Agreements, the Board considered all of the relevant materials relating to both the Current and New Agreements that were presented to the Board at the July Board Meeting and 2007 Renewal Meeting.

      While Rydex expects the Transaction to be completed by the end of the fourth quarter of 2007, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE CURRENT AGREEMENTS

      With the exception of the Rydex Series Funds investment advisory agreement relating to the Absolute Return Strategies Fund and Hedged Equity Fund, which were formed in 2005, the Current Agreements have been in place between each Trust and the Advisor since April 30, 2004. On April 30, 2004, a Special Meeting of Shareholders was held to approve the Current Agreements for each Trust following a change of control of the Advisor resulting from the passing of Mr. Albert P. "Skip" Viragh, Jr., who was previously the controlling shareholder of the Advisor (the "2004 Special Meeting"). The Current Agreements are substantially similar to the investment advisory agreements that were approved at the time of each Trust's original creation and organization, and have been revised only to the extent necessary to incorporate non-material changes required by regulation or new industry standards. Each Current Agreement had an initial term of two years, after which the continuance of each Current Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and
(ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In accordance with the Board's best practices, each Current Agreement has been renewed by the Board on an annual basis following its initial approval.

          BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS AND THE
                     CONTINUATION OF THE CURRENT AGREEMENTS

      In preparation for the 2007 Renewal Meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

      In its deliberations at the 2007 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that the Advisor provides to the Funds; (c) agreed to renew each Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years.

      In approving the New Agreements and the continuation of the Current Agreements at the 2007 Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.

      NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR. At the 2007 Renewal Meeting, the Board reviewed the scope of services to be provided by the Advisor under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided by the Advisor for the upcoming year. In reviewing the scope of services provided to the Funds by the

Advisor, the Board reviewed and discussed the Advisor's investment experience, noting that the Advisor and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered the Advisor's compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Advisor provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Advisor's investment processes and strategies, and matters related to the Advisor's portfolio transaction policies and procedures. In particular, the Board noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by the Advisor due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by the Advisor to the Funds under the Current Agreements were appropriate and continued to support the Board's original selection of the Advisor as investment adviser to the Funds.

      FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE ADVISOR. At the 2007 Renewal Meeting, the Board reviewed statistical information prepared by the Advisor regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by the Advisor to comprise each Fund's applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund's applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by the Advisor relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time, and a comparison of each Fund's performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds' investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by the Advisor, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

      COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISOR AND ITS AFFILIATES. At the 2007 Renewal Meeting, the Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Current Agreements for the last calendar year. The Advisor also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds' expenses, including the investment advisory fees paid to the Advisor. The Board also reviewed information regarding direct revenue received by the Advisor and ancillary revenue received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor (as discussed below) and/or its affiliates. The Board also discussed the Advisor's profit margin as reflected in the Advisor's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by the Advisor and its affiliates under the Current Agreements and from other relationships between the Funds and the Advisor and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

      ECONOMIES  OF  SCALE.   In  connection  with  its  review  of  the  Funds'
profitability analysis at the 2007 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though the Advisor's assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the Funds to engage in unlimited trading. The Board also reviewed and considered the Advisor's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

      OTHER BENEFITS TO THE ADVISOR AND/OR ITS AFFILIATES. At the 2007 Renewal Meeting, in addition to evaluating the services provided by the Advisor, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by the Advisor's affiliates under separate agreements. The Board noted that the Advisor reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Advisor pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by the Advisor's affiliates to each Trust will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders, particularly in light of the Board's view that the Funds' shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

            ADDITIONAL CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

      On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of the Advisor for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that the Advisor provide the Board with additional information pertaining to the effect of the proposed change of control on the Advisor's personnel and operations and the terms of the New Agreements. The Advisor presented its response to the Board's request for additional information prior to and at a Special Meeting of the Boards of Trustees held on July 10, 2007. The Advisor provided the Board with oral and written information to help the Board evaluate the impact of the change of control on the Advisor, the Advisor's ability to continue to provide investment advisory services to the Funds under the New Agreements, and informed the Board that the contractual rate of the Advisor's fees will not change under the New Agreements. The Advisor also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

      The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on the Advisor with regard to the services to be provided to the Trusts, and provided at least the same level of protection to each Trust, the Funds and the Funds' shareholders as the Current Agreements. The Board also noted that the Advisor's fee for its services to the Funds under the New Agreements would be the same as its fees under the Current Agreements. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New Agreements, along with the additional factors relevant to the proposed change of control discussed below.

      NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR; PERFORMANCE OF THE FUNDS. The Board noted that the Advisor was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to the Advisor. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with the Advisor following the Transaction and that the investment and management services provided to the Funds by the Advisor will not change. The Board also considered the Advisor's and Security Benefit's representations to the Board that Security Benefit intends for the Advisor to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of the Advisor, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by the Advisor to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by the Advisor and its affiliates or the future performance of the Funds.

      FUND EXPENSES. The Board also considered the fact that the fees payable to the Advisor and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New Agreements. More detailed information regarding the fees under each New Agreement is contained in the discussion below with respect to Proposals 1, 2, and 3.

      COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISOR AND ITS AFFILIATES. Because the Advisor's fees under the New Agreements are the same as those assessed under the Current Agreements, the Board concluded that the profits to be realized by the Advisor and its respective affiliates under the New Agreements and from other relationships between the Funds and the Advisor, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect the Advisor's future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

      ECONOMIES OF SCALE. The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

      DESCRIPTION OF THE TERMS OF THE NEW AGREEMENTS. A form of each New Agreement is attached to this proxy statement as Appendices B through D. Each form of New Agreement provides that the Advisor's fees with respect to each Fund will remain unchanged from the fees contained in its corresponding Current Agreement. Each New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

      The New Agreements are substantially similar to each other, with the exception of the parties to the agreement. Pursuant to each New Agreement, the Advisor will act as investment adviser to each Fund. Each of the New Agreements will require the Advisor to:

      o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

      o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

      o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

      o     vote any proxies for Fund securities;

      o provide the Trust, and any other agent designated by the Trust, with records concerning the Advisor's activities which each Fund is required to maintain; and

      o provide other reports reasonably requested by the Trust's officers and Board concerning the Advisor's discharge of the foregoing responsibilities

      Each New Agreement also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to each Fund.

      Under the terms of each New Agreement, the Advisor agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein, as discussed in further detail below. Each New Agreement provides that the Advisor shall indemnify and hold harmless the Trust against losses by reason of or arising out of: (i) the Advisor being in material violation of (A) any applicable federal or state law, rule, or regulation, (B) any investment policy or restriction set forth in the Funds' Registration Statement, or (C) any written guidelines or instruction provided in writing by the Board; or (ii) the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under, or its reckless disregard of, its obligations and duties.

      INFORMATION ABOUT THE ADVISOR. PADCO Advisors, Inc. serves as the investment adviser to each Trust. Together with PADCO Advisors II, Inc., PADCO Advisors, Inc. operates as Rydex Investments. PADCO Advisors, Inc. is organized as a Maryland corporation with its principal place of business located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Rydex Holdings is the sole shareholder of PADCO

Advisors, Inc. Rydex Holdings is a wholly-owned subsidiary of Rydex NV, Inc. The Viragh Family Trust currently owns a controlling interest in Rydex NV, Inc. These companies may, prior to or after consummation of the Transaction, be merged into limited liability companies. Such merger will not be considered a change in control of the Advisor.

      The name and principal occupation of each director and principal executive officer of PADCO Advisors, Inc. are listed below. Unless otherwise noted, the business address of each director and officer is c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Following the closing of the Transaction, Messrs. Viragh and Mses. Dahl and Viragh will relinquish their positions as directors of the Advisor and may be replaced by directors elected by the Advisor's shareholders.

NAME                   TITLE                               PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Jean M. Dahl           Director             Director of Rydex NV, Inc., Rydex Holdings,
                                            Inc., PADCO Advisors, Inc., PADCO Advisors II,
                                            Inc., Rydex Fund Services, Inc., Rydex
                                            Distributors, Inc. and Advisor Research Center,
                                            Inc.; Vice President of Rydex NV, Inc.; Director
                                            of Viragh Family Foundation; and Employee of
                                            Dynamic Holdings, Inc.

Katherine A. Viragh    Director             Director of Rydex NV, Inc., Rydex Holdings,
                                            Inc., PADCO Advisors, Inc., PADCO Advisors II,
                                            Inc., Rydex Fund Services, Inc., Rydex
                                            Distributors, Inc. and Advisor Research Center,
                                            Inc.; Treasurer of Rydex NV, Inc.; Manager and
                                            Voting Trustee of ICT Holdings, LLC; Manager,
                                            President, Secretary and Treasurer of Investment
                                            Capital Technologies, LLC; Director and Treasurer
                                            of Viragh Family Foundation; Director and
                                            Employee of Dynamic Holdings, Inc.; Trustee of
                                            Spring Hill College; Trustee of 2003 Dynamic
                                            Irrevocable Trust, 2003 Irrevocable Trust for
                                            Family of Skip Viragh and other family trusts

Mark S. Viragh         Director             Director of Rydex NV, Inc., Rydex Holdings,
                                            Inc., PADCO Advisors, Inc., PADCO Advisors II,
                                            Inc., Rydex Fund Services, Inc., Rydex
                                            Distributors, Inc. and Advisor Research Center,
                                            Inc.; Secretary of Rydex NV, Inc.; Director and
                                            President of Viragh Family Foundation; Director
                                            and President of The Skip Viragh Foundation,
                                            Inc.; Director and President of Nova Foundation,
                                            Inc.; Director and Employee of Dynamic Holdings,
                                            Inc.; Trustee of 2003 Dynamic Irrevocable Trust,
                                            2003 Irrevocable Trust for Family of Skip Viragh
                                            and other family trusts

Robert J. Viragh       Director             Director and Chairman of the Board of Rydex NV,
                                            Inc., Rydex Holdings, Inc., PADCO Advisors,
                                            Inc., PADCO Advisors II, Inc., Rydex Fund
                                            Services, Inc., Rydex Distributors, Inc. and
                                            Advisor Research Center, Inc.; President of
                                            Rydex NV, Inc.; Director of Viragh Family
                                            Foundation; Employee of Dynamic Holdings, Inc.

NAME                   TITLE                               PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------------------
Carl G. Verboncoeur*   Chief Executive      Chief Executive Officer, PADCO Advisors, Inc.
                       Officer and          and PADCO Advisors II, Inc.; Chief Executive
                       Treasurer            Officer, President and Treasurer, Rydex Fund
                                            Services, Inc. and Rydex Distributors, Inc.;
                                            President and Treasurer, Rydex Holdings, Inc.

Michael P. Byrum*      Chief Investment     Chief Investment Officer, President and
                       Officer, President   Secretary, PADCO Advisors, Inc. and PADCO
                       and Secretary        Advisors II, Inc.; Secretary, Rydex Holdings,
                                            Inc.

Joanna M. Haigney      Chief Compliance     Chief Compliance Officer, PADCO Advisors, Inc.
                       Officer              and PADCO Advisors II, Inc.

* Messrs. Verboncoeur and Byrum also serve as Interested Trustees of each of the Trusts.

PROPOSALS 1 AND 2.     THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                       BETWEEN RYDEX SERIES FUNDS AND PADCO ADVISORS, INC.

TRUSTS/FUNDS VOTING    RYDEX SERIES FUNDS/ALL FUNDS (EXCEPT FOR THE ABSOLUTE
ON PROPOSAL 1:         RETURN STRATEGIES FUND AND HEDGED EQUITY FUND)

TRUSTS/FUNDS VOTING    RYDEX SERIES FUNDS/ABSOLUTE RETURN STRATEGIES FUND AND
ON PROPOSAL 2:         HEDGED EQUITY FUND ONLY

      The Current Agreement between the Advisor and the Trust with respect to all of the Trust's Funds, except for the Absolute Return Strategies Fund and Hedged Equity Fund, is dated April 30, 2004, and was approved by the shareholders of the Trust at the 2004 Special Meeting. The Current Agreement between the Advisor and the Trust for the Absolute Return Strategies Fund and Hedged Equity Fund was approved by the Board and each Fund's Sole Shareholder on May 23, 2005 following their formation and registration with the SEC. In accordance with the Board's best practices, both Current Agreements have been renewed by the Board on an annual basis following each Current Agreement's initial approval. The Current Agreements will remain in place until the completion of the Transaction at which time, as a result of the change in the control of the Advisor, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. The terms of the New Agreements, including fees, are identical, with the exception of the date and term, to the terms of the Current Agreements. Forms of the New Agreements are included as Appendix B and Appendix C to this Proxy Statement.

      The tables that follow provide, with respect to each of the Trust's Funds:
(i) the Advisor's annual rate of compensation under the Current and New Agreements, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Current Agreements for the Trust's most recently com-pleted fiscal year ended March 31, 2007; (iii) amounts paid by the Funds to Rydex Fund Services, Inc. (the "Administrator"), an affiliate of the Advisor, for administration services for the Trust's most recently completed fiscal year ended March 31, 2007; (iv) amounts paid by the Funds to the Administrator for accounting services for the Trust's most recently completed fiscal year ended March 31, 2007; and (v) amounts paid by the Funds to Rydex Distributors, Inc. (the "Distributor"), an affiliate of the Advisor, for services provided pursuant to the Funds' distribution and shareholder services plans for the Trust's most recently completed fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, the Trust's Funds did not pay any brokerage commissions to the Distributor (or any other affiliate of the Advisor).

                                                                       ADMINISTRATIVE     ACCOUNTING
                                                      ADVISORY FEES       SERVICE           SERVICE
                                                         PAID TO       FEES PAID TO       FEES PAID TO
                                        CURRENT AND      ADVISOR       ADMINISTRATOR     ADMINISTRATOR
                                        ANTICIPATED     FOR FISCAL    FOR FISCAL YEAR   FOR FISCAL YEAR
                                         ADVISORY       YEAR ENDED         ENDED             ENDED
FUND                                     FEE RATE          2007            2007               2007
--------------------------------------------------------------------------------------------------------
Absolute Return Strategies Fund            1.15%      $   1,992,108          ++                ++

Banking Fund                               0.85%      $     121,210     $    35,650        $  14,260

Basic Materials Fund                       0.85%      $     359,658     $   105,782        $  42,313

Biotechnology Fund                         0.85%      $     840,080     $   247,082        $  98,833

Commodities Strategy Fund                  0.75%      $     351,996     $   117,332        $  46,933

Consumer Products Fund                     0.85%      $     378,535     $   111,334        $  44,534

Electronics Fund                           0.85%      $     275,192     $    80,939        $  32,375

Energy Fund                                0.85%      $   1,070,459     $   314,841        $ 125,936

Energy Services Fund                       0.85%      $   1,476,202     $   434,177        $ 173,278

Essential Portfolio Aggressive Fund        0.00%           ****              ++                ++

Essential Portfolio Conservative Fund      0.00%           ****              ++                ++

Essential Portfolio Moderate Fund          0.00%           ****              ++                ++

Europe 1.25x Strategy Fund                 0.90%      $     796,962     $   221,379        $  88,551

Financial Services Fund                    0.85%      $     406,806     $   119,649        $  47,860

Government Long Bond 1.2x
   Strategy Fund                           0.50%      $     563,994     $   225,598        $ 112,799

Health Care Fund                           0.85%      $     586,043     $   172,365        $  68,946

Hedged Equity Fund                         1.15%      $     414,760          ++                ++

High Yield Strategy Fund                   0.75%           **                +                 +

Internet Fund                              0.85%      $     155,611     $    45,768        $  18,307

Inverse Government Long Bond
   Strategy Fund                           0.90%      $   9,286,719*    $ 2,278,030        $ 642,519

Inverse High Yield Strategy Fund           0.75%           **                +                 +

Inverse Mid-Cap Strategy Fund              0.90%      $     268,708     $    74,641        $  29,856

Inverse OTC Strategy Fund                  0.90%      $   1,603,243*    $   445,126        $ 177,663

Inverse Russell 2000(R) Strategy Fund      0.90%      $   1,033,413     $   287,059        $ 114,824

Inverse S&P 500 Strategy Fund              0.90%      $   4,211,861*    $ 1,169,307        $ 403,674

Japan 1.25x Strategy Fund                  0.90%      $     700,396     $   194,554        $  77,822

                                                                      ADMINISTRATIVE       ACCOUNTING
                                                      ADVISORY FEES       SERVICE           SERVICE
                                                         PAID TO       FEES PAID TO       FEES PAID TO
                                        CURRENT AND      ADVISOR       ADMINISTRATOR     ADMINISTRATOR
                                        ANTICIPATED     FOR FISCAL    FOR FISCAL YEAR   FOR FISCAL YEAR
                                          ADVISORY      YEAR ENDED         ENDED             ENDED
FUND                                      FEE RATE         2007            2007               2007
--------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                      0.75%      $     282,005     $    94,002        $  37,601

Large-Cap Value Fund                       0.75%      $   1,298,799     $   432,933        $ 172,985

Leisure Fund                               0.85%      $     270,721     $    79,624        $  31,850

Managed Futures Strategy Fund              0.90%      $      39,487     $    10,969        $   4,387

Mid-Cap 1.5x Strategy Fund                 0.90%      $     525,676     $   146,021        $  58,408

Mid-Cap Growth Fund                        0.75%      $     201,402     $    67,134        $  26,854

Mid-Cap Value Fund                         0.75%      $     326,530     $   108,843        $  43,537

Multi-Cap Core Equity Fund                 0.90%      $     489,471     $   196,779        $  78,712

Nova Fund                                  0.75%      $   1,719,438*    $   572,813        $ 227,366

OTC Fund                                   0.75%      $   5,348,630     $ 1,782,877        $ 541,188

Precious Metals Fund                       0.75%      $   1,641,503     $   547,168        $ 217,752

Real Estate Fund                           0.85%      $     449,638     $   132,246        $  52,899

Retailing Fund                             0.85%      $     138,347     $    40,690        $  16,276

Russell 2000(R) 1.5x Strategy Fund         0.90%      $     960,601     $   266,834        $ 106,733

Russell 2000(R) Fund                       0.75%      $      60,560     $    20,187        $   8,075

S&P 500 Fund                               0.75%      $      90,508     $    30,169        $  12,068

Sector Rotation Fund                       0.90%      $   3,152,003     $   875,556        $ 324,995

Small-Cap Growth Fund                      0.75%      $     234,482     $    78,161        $  31,264

Small-Cap Value Fund                       0.75%      $     288,899     $    96,300        $  38,520

Strengthening Dollar 2x Strategy Fund      0.90%      $     197,221     $    54,784        $  21,913

Technology Fund                            0.85%      $     331,368     $    97,461        $  38,984

Telecommunications Fund                    0.85%      $     246,756     $    72,575        $  29,030

Transportation Fund                        0.85%      $     315,775     $    92,875        $  37,150

U.S. Government Money Market Fund          0.50%      $   6,601,467     $ 2,640,587        $ 732,665

Utilities Fund                             0.85%      $     462,211     $   135,944        $  54,378

Weakening Dollar 2x Strategy Fund          0.90%      $   1,300,330     $   361,203        $ 144,481

* Prior to April 1, 2007, the Funds pursued their respective investment objectives indirectly through a master-feeder arrangement, and the advisory fees were paid by the corresponding master fund. Effective April 1, 2007, the Funds discontinued their master-feeder arrangements and now pursue their investment objectives directly. As a result, the Funds pay all fees and expenses.

** The Multi-Cap Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Multi-Cap Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The performance fee adjustment may cause the basic fee to increase to a maximum of 0.90% or decrease to a minimum of 0.50%, depending on the investment performance of the Multi-Cap Core Equity Fund relative to the Russell 3000(R) Index (the "Index"). The performance comparison will be made for a rolling 12-month period, with performance adjustments made at the end of each month beginning June 30, 2004. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance adjustment is being computed. For every 0.0375% of difference between the performance of the Fund and the performance of the Index, the Advisor's fee will be adjusted upwards or downwards by 0.01%. The maximum annualized performance adjustment is +/-.20%.

*** The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

**** Currently, the Advisor receives an investment advisory fee for managing the underlying funds in which the Fund invests. The underlying funds pay a monthly investment advisory fee to the Advisor for its services. The fee is based on the average daily net assets of each underlying fund and calculated at an annual rate for each underlying fund. The Fund benefits from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.

***** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

+ Not in operation for the period indicated.

++ The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

                                      ADVISOR CLASS     A-CLASS      C-CLASS      H-CLASS
                                         (0.25%         (0.25%        (1.00%      (0.25%
FUND                                    12b-1 FEE)    12b-1 FEE)   12b-1 FEE)    12b-1 FEE)
--------------------------------------------------------------------------------------------
Absolute Return Strategies Fund         $       0      $  58,127   $   285,188   $  303,643

Banking Fund                            $  16,122      $   1,674   $    23,741   $        0

Basic Materials Fund                    $  41,694      $   5,520   $    71,259   $        0

Biotechnology Fund                      $  56,889      $   4,770   $    41,643   $        0

Commodities Strategy Fund               $       0      $  19,910   $    39,089   $   87,649

Consumer Products Fund                  $  42,369      $   7,309   $    51,821   $        0

Electronics Fund                        $  22,968      $   1,620   $    41,888   $        0

Energy Fund                             $  79,931      $   9,324   $   207,274   $        0

Energy Services Fund                    $ 117,553      $  20,589   $   262,107   $        0

Essential Portfolio Aggressive Fund         *              *            *        $        0

Essential Portfolio Conservative Fund       *              *            *        $        0

Essential Portfolio Moderate Fund           *              *            *        $        0

Europe 1.25x Strategy Fund              $       0      $  13,852   $   102,152   $  181,989

Financial Services Fund                 $  82,950      $   4,419   $    34,965   $        0

Government Long Bond 1.2x
   Strategy Fund                        $ 149,084      $  21,024   $   118,464   $        0

Health Care Fund                        $ 103,705      $   2,509   $    65,663   $        0

Hedged Equity Fund                      $       0      $  10,650   $    68,716   $   62,337

High Yield Strategy Fund                    *              *             *           *

Internet Fund                           $  22,920      $     498   $    14,170   $        0

Inverse Government Long Bond
   Strategy Fund                        $ 312,661      $ 246,078   $ 3,486,307   $        0

Inverse High Yield Strategy Fund            *              *             *           *

Inverse Mid-Cap Strategy Fund           $       0      $   2,011   $    12,007   $   69,629

                                        ADVISOR CLASS     A-CLASS      C-CLASS       H-CLASS
                                           (0.25%         (0.25%        (1.00%       (0.25%
FUND                                     12b-1 FEE)     12b-1 FEE)    12b-1 FEE)   12b-1 FEE)
----------------------------------------------------------------------------------------------
Inverse OTC Strategy Fund                 $  74,306     $   10,396   $   177,866   $        0

Inverse Russell 2000(R) Strategy Fund           N/A     $   38,847   $   115,423   $  219,357

Inverse S&P 500 Strategy Fund             $ 193,487     $   33,088   $   459,255   $        0

Japan 1.25x Strategy Fund                       N/A     $   16,556   $    98,004   $  153,498

Large-Cap Growth Fund                           N/A     $    3,540   $    69,264   $   43,145

Large-Cap Value Fund                            N/A     $    4,941   $   115,503   $  399,116

Leisure Fund                              $  51,088     $    1,591   $    19,657   $        0

Managed Futures Strategy Fund                   N/A     $    3,691   $     1,237   $    6,971

Mid-Cap 1.5x Strategy Fund                      N/A     $    8,845   $   206,504   $   85,550

Mid-Cap Growth Fund                             N/A     $    4,101   $    23,493   $   57,160

Mid-Cap Value Fund                              N/A     $    4,726   $    58,816   $   89,413

Multi-Cap Core Equity Fund                      N/A     $   11,912   $   307,638   $  107,957

Nova Fund                                 $ 219,037     $   44,272   $   440,615   $        0

OTC Fund                                  $  99,982     $    6,843   $   120,998   $        0

Precious Metals Fund                      $  47,515     $   13,616   $   237,719   $        0

Real Estate Fund                          $       0     $   10,137   $    49,235   $  109,800

Retailing Fund                            $  22,195     $      443   $    24,278   $        0

Russell 2000(R) 1.5x Strategy Fund              N/A     $   13,730   $   243,222   $  192,298

Russell 2000(R) Fund                            N/A     $      345   $    13,784   $   16,395

S&P 500 Fund                                    N/A     $    2,165   $    15,891   $   24,031

Sector Rotation Fund                            N/A     $  105,166   $ 1,245,924   $  458,909

Small-Cap Growth Fund                           N/A     $    2,255   $    38,252   $   66,343

Small-Cap Value Fund                            N/A     $    3,993   $    89,479   $   69,937

Strengthening Dollar 2x Strategy Fund           N/A     $      653   $    23,161   $   48,340

Technology Fund                           $  58,471     $    1,072   $    21,306   $        0

Telecommunications Fund                   $  25,768     $    3,060   $    29,707   $        0

Transportation Fund                       $  37,309     $    4,874   $    48,768   $        0

U.S. Government Money Market Fund         $ 914,889     $   37,781   $ 1,296,958   $        0

Utilities Fund                            $  41,440     $    8,039   $    76,467   $        0

Weakening Dollar 2x Strategy Fund               N/A     $   31,546   $   110,290   $  302,084

* Not in operation for the period indicated.

                   BOARD RECOMMENDATION ON PROPOSALS 1 AND 2.

      At its meeting on August 27, 2007, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Agreements are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor will provide to the Funds; and (c) agreed to approve the New Agreements for an initial term of two years and to recommend the approval of the New Agreements to Shareholders.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                   OF THE FUNDS VOTE "FOR" PROPOSALS 1 AND 2.

PROPOSAL 3.  THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN RYDEX
             DYNAMIC FUNDS AND PADCO ADVISORS, INC.

TRUSTS/FUNDS VOTING ON PROPOSAL 3:  RYDEX DYNAMIC FUNDS/ALL FUNDS

      The Current Agreement between the Advisor and the Trust is dated April 30, 2004, and was approved by the shareholders of the Trust at the 2004 Special Meeting. In accordance with the Board's best practices, the Current Agreement has been renewed by the Board on an annual basis following its initial approval. The Current Agreement will remain in place until the completion of the Transaction at which time, as a result of the change in the control of the Advisor, the Current Agreement will terminate and, subject to shareholder approval, the New Agreement will go into effect. The terms of the New Agreement, including fees, are identical, with the exception of the date and term, to the terms of the Current Agreement. A form of the New Agreement is included as Appendix D to this Proxy Statement.

      The tables below provide, with respect to each of the Trust's Funds: (i) the Advisor's annual rate of compensation under the Current and New Agreements, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Current Agreement for the Trust's most recently completed fiscal year ended December 31, 2006; (iii) amounts paid by the Funds to the Administrator for the Trust's most recently completed fiscal year ended December 31, 2006; (iv) amounts paid by the Funds to the Administrator for accounting services for the Trust's most recently completed fiscal year ended December 31, 2006; and (v) amounts paid by the Funds to the Distributor for services provided pursuant to the Funds' distribution and shareholder services plans for the Trust's most recently completed fiscal year ended December 31, 2006. For the fiscal year ended December 31, 2007, the Trust's Funds did not pay any brokerage commissions to the Distributor (or any other affiliate of the Advisor).

                                                                                             ACCOUNTING
                                                                         ADMINISTRATIVE     SERVICE FEES
                                                            ADVISORY      SERVICE FEES         PAID TO
                                            CURRENT AND   FEES PAID TO       PAID TO        ADMINISTRATOR
                                            ANTICIPATED    ADVISOR FOR    ADMINISTRATOR    FOR FISCAL YEAR
                                           ADVISORY FEE    FISCAL YEAR   FOR FISCAL YEAR        ENDED
FUND                                           RATE        ENDED 2006      ENDED 2006            2006
----------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                           0.90%      $  329,352*      $   91,444        $  54,866

Inverse Dow 2x Strategy Fund                   0.90%      $  547,920*      $  152,132        $  91,279

Inverse OTC 2x Strategy Fund                   0.90%      $4,061,782*      $1,127,743        $ 676,646

Inverse Russell 2000(R) 2x Strategy Fund       0.90%      $  250,813**     $   69,670**      $  41,802**

Inverse S&P 500 2x Strategy Fund               0.90%      $3,614,232*      $1,003,468        $ 602,081

OTC 2x Strategy Fund                           0.90%      $4,221,125*      $1,172,105        $ 703,263

Russell 2000(R) 2x Strategy Fund               0.90%      $  165,379**     $   45,939**      $  27,563**

S&P 500 2x Strategy Fund                       0.90%      $2,764,337*      $  767,493        $ 460,496

* Prior to January 1, 2007, the Funds pursued their respective investment objectives indirectly through a master-feeder arrangement, and the advisory fees were paid by the corresponding master fund. Effective January 1, 2007, the Funds discontinued their master-feeder arrangements and now pursue their investment objectives directly. As a result, the Funds pay all fees and expenses.

** Since the commencement of operations on May 31, 2006.

                                              A-CLASS       C-CLASS         H-CLASS
                                           (0.25% 12b-1   (1.00% 12b-1   (0.25% 12b-1
FUND                                           FEE)           FEE)           FEE)
-------------------------------------------------------------------------------------
Dow 2x Strategy Fund                         $ 5,100        $ 39,415      $   76,490

Inverse Dow 2x Strategy Fund                 $ 5,669        $ 36,398      $  137,364

Inverse OTC 2x Strategy Fund                 $17,062        $349,437      $1,023,321

Inverse Russell 2000(R) 2x Strategy Fund     $ 1,534*       $  9,939*     $   65,652*

Inverse S&P 500 2x Strategy Fund             $24,088        $352,079      $  891,360

OTC 2x Strategy Fund                         $19,859        $523,520      $1,021,367

Russell 2000(R) 2x Strategy Fund             $ 1,126*       $ 10,352*     $   42,224*

S&P 500 2x Strategy Fund                     $18,965        $568,728      $  606,345

* Since the commencement of operations on May 31, 2006.

                       BOARD RECOMMENDATION ON PROPOSAL 3.

      At its meeting on August 27, 2007, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor will provide to the Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to Shareholders.

                    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 3.

                      GENERAL INFORMATION ABOUT THE TRUSTS
                                AND OTHER MATTERS

             INFORMATION ABOUT TRUST OFFICERS AND SERVICE PROVIDERS

      PRINCIPAL UNDERWRITER. Rydex Distributors, Inc., located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the distributor and principal underwriter to the Trusts.

      ADMINISTRATOR. Rydex Fund Services, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the administrator for the Trusts.

      TRUST OFFICERS. Trust Officers. Set forth below are the names, ages, position with the Trusts, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as officers of the Trusts. The business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers, other than the Chief Compliance Officer, receives compensation from the Trusts for their services.

                  POSITION(S)                                                  NUMBER OF
                  HELD WITH                                                    PORTFOLIOS IN
                  THE TRUSTS,                                                  FUND            OTHER
                  TERM OF                                                      COMPLEX         DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                   OVERSEEN BY     SHIPS
AND AGE OF        LENGTH OF        PRINCIPAL OCCUPATION(S)                     TRUSTEE/        HELD BY
TRUSTEE/OFFICER   TIME SERVED      DURING PAST 5 YEARS                         OFFICER         TRUSTEE
----------------------------------------------------------------------------------------------------------
Carl G.           Trustee from     PADCO ADVISORS, INC.:                       138             None.
Verboncoeur       2004 to          Chief Executive Officer from October
(54)              present;         2003 to present; Executive Vice President
                  President        from December 2002 to October 2003;
                  from 2003 to     President from October 2003 to May 2004;
                  present; Vice    and Treasurer from December 2002 to
                  President        present
                  from 1997 to
                  present; and     PADCO ADVISORS II, INC.:
                  Treasurer        Chief Executive Officer from December
                  from 1997 to     2003 to present; Executive Vice President
                  2003.            from December 2002 to December 2003;
                                   President from December 2002 to May
                                   2004 and Treasurer from December 2003
                                   to present

                                   RYDEX CAPITAL PARTNERS I, LLC:
                                   Treasurer from October 2003 to April
                                   2007, and Executive Vice President from
                                   October 2003 to August 2006

                                   RYDEX CAPITAL PARTNERS II, LLC:
                                   Treasurer from October 2003 to April
                                   2007, and Executive Vice President from
                                   October 2003 to August 2006

                                   RYDEX ADVISORY SERVICES:
                                   Chief Executive Officer from August 2004 to present

                  POSITION(S)                                                  NUMBER OF
                  HELD WITH                                                    PORTFOLIOS IN
                  THE TRUSTS,                                                  FUND            OTHER
                  TERM OF                                                      COMPLEX         DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                   OVERSEEN BY     SHIPS
AND AGE OF        LENGTH OF        PRINCIPAL OCCUPATION(S)                     TRUSTEE/        HELD BY
TRUSTEE/OFFICER   TIME SERVED      DURING PAST 5 YEARS                         OFFICER         TRUSTEE
----------------------------------------------------------------------------------------------------------
                                   RYDEX DISTRIBUTORS, INC.:
                                   President and Chief Executive Officer
                                   from December 2003 to present; Treasurer
                                   from December 2002 to present; Executive
                                   Vice President from December 2002 to
                                   December 2003; and Vice President from
                                   December 2001 to December 2002

                                   RYDEX FUND SERVICES, INC.:
                                   Chief Executive Officer from December
                                   2003 to present; President and Treasurer from December 2002 to present; and Executive Vice President from December
                                   2001 to December 2002

                                   RYDEX HOLDINGS, INC.:
                                   Chief Executive Officer, President and
                                   Treasurer from December 2005 to present

                                   ADVISOR RESEARCH CENTER, INC.:
                                   Chief Executive Officer, President and
                                   Treasurer from May 2006 to present

                                   RYDEX SPECIALIZED PRODUCTS, LLC:
                                   Chief Executive Officer, Director and
                                   Treasurer from September 2005 to present

Michael           Trustee and      PADCO ADVISORS, INC.:                       138             None.
P. Byrum (36)     Secretary        Chief Investment Officer from August 2006
                  from 2005        to present; Chief Operating Officer from
                  to present.      October 2003 to May 2004; Executive Vice
                                   President from December 2002 to May 2004;
                                   President from May 2004 to present; and
                                   Secretary from December 2002 to present

                                   PADCO ADVISORS II, INC.:
                                   Chief Investment Officer from August 2006 to present; Chief Operating Officer from December 2003 to May 2004; Executive Vice
                                   President from December 2002 to May 2004;
                                   President from May 2004 to present; and
                                   Secretary from December 2002 to present

                                   RYDEX ADVISORY SERVICES:
                                   President from August 2004 to present

                                   RYDEX CAPITAL PARTNERS I, LLC:
                                   President and Secretary from October
                                   2003 to April 2007

                                   RYDEX CAPITAL PARTNERS II, LLC:
                                   President and Secretary from October
                                   2003 to April 2007

                  POSITION(S)                                                  NUMBER OF
                  HELD WITH                                                    PORTFOLIOS IN
                  THE TRUSTS,                                                  FUND            OTHER
                  TERM OF                                                      COMPLEX         DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                   OVERSEEN BY     SHIPS
AND AGE OF        LENGTH OF        PRINCIPAL OCCUPATION(S)                     TRUSTEE/        HELD BY
TRUSTEE/OFFICER   TIME SERVED      DURING PAST 5 YEARS                         OFFICER         TRUSTEE
----------------------------------------------------------------------------------------------------------
                                   RYDEX DISTRIBUTORS, INC.:
                                   Secretary from December 2001 to May
                                   2004; Executive Vice President from
                                   December 2002 to May 2004; and Chief
                                   Operating Officer from December 2003 to
                                   May 2004

                                   RYDEX FUND SERVICES, INC.:
                                   Secretary from December 2002 to present;
                                   Executive Vice President from December
                                   2002 to August 2006; and Chief Operating
                                   Officer from December 2003 to May 2004

                                   RYDEX HOLDINGS, INC.:
                                   Secretary from December 2005 to present
                                   and Executive Vice President from
                                   December 2005 to August 2006

                                   ADVISOR RESEARCH CENTER, INC.:
                                   Secretary from May 2006 to present and
                                   Executive Vice President from May 2006
                                   to August 2006

                                   RYDEX SPECIALIZED PRODUCTS, LLC:
                                   Director and Secretary from September
                                   2005 to present

Nick Bonos (43)   Vice President   Senior Vice President of Fund Services of   138                 Not
                  and Treasurer    PADCO Advisors, Inc. from August 2006 to                    Applicable.
                  from 2003 to     present; Senior Vice President of Rydex
                  present.         Fund Services, Inc. from December 2003 to
                                   August 2006; Vice President of
                                   Accounting, Rydex Fund Services, Inc.
                                   from 2001 to 2003; and Chief Financial
                                   Officer and Manager of Rydex Specialized
                                   Products, LLC from September 2005 to
                                   present

Joanna M.         Chief            Chief Compliance Officer of PADCO           138                 Not
Haigney (40)      Compliance       Advisors, Inc. and PADCO Advisors II,                       Applicable.
                  Officer from     Inc. from May 2005 to present and Rydex
                  2004 to          Capital Partners I, LLC and Rydex Capital
                  present; and     Partners II, LLC from August 2006 to
                  Secretary        April 2007; Vice President of Compliance
                  from 2000 to     of PADCO Advisors, Inc. from August
                  present.         2006 to present; Assistant Secretary of
                                   Rydex Distributors, Inc. from December
                                   2001 to December 2003; and Vice
                                   President of Rydex Distributors, Inc.
                                   from December 2003 to May 2004 and Rydex
                                   Fund Services, Inc. from December 2001
                                   to August 2006

                  POSITION(S)                                                  NUMBER OF
                  HELD WITH                                                    PORTFOLIOS IN
                  THE TRUSTS,                                                  FUND            OTHER
                  TERM OF                                                      COMPLEX         DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                   OVERSEEN BY     SHIPS
AND AGE OF        LENGTH OF        PRINCIPAL OCCUPATION(S)                     TRUSTEE/        HELD BY
TRUSTEE/OFFICER   TIME SERVED      DURING PAST 5 YEARS                         OFFICER         TRUSTEE
----------------------------------------------------------------------------------------------------------
Joseph Arruda     Assistant        Vice President of PADCO Advisors, Inc.      138                 Not
(40)              Treasurer        and PADCO Advisors II, Inc. from 2004 to                    Applicable.
                  from 2006        present; Director of Accounting of PADCO
                  to present.      Advisors, Inc. and PADCO Advisors II,
                                   Inc. from 2003 to 2004; Vice President of
                                   Mutual Funds, State Street Bank & Trust
                                   from 2000 to 2003.

Paula Billos      Controller       Director of Fund Administration of          138                 Not
(33)              from 2006        PADCO Advisors, Inc. and PADCO                              Applicable.
                  to present.      Advisors II, Inc. from 2001 to present.

                      SHAREHOLDERS SHARING THE SAME ADDRESS

      If two or more Shareholders share the same address, only one copy of this Proxy Statement will be delivered to that address, unless a Fund has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, a Fund will deliver promptly a separate copy of this Proxy Statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call the Funds' proxy solicitation agent at 1-877-256-6082 or forward a written request to a Fund c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

      Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Appendix A to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date for each class of each Fund's shares. It also identifies holders, as of the Record Date, of more than 5% of any class of shares of each Fund.

                              SHAREHOLDER PROPOSALS

      The Trusts are organized as statutory trusts under the laws of Delaware. As such, the Trusts are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by each Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of Rydex Series Funds and/or Rydex Dynamic Funds, as applicable, c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                  OTHER MATTERS

      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

                 ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

      For a free copy of either Trust's most recent Annual Report (and most recent Semi-Annual Report succeeding the Annual Report, if any), Shareholders may call 1-800-820-0888, visit the Funds' website at www.rydexinvestments.com, or write to the applicable Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                                 OTHER BUSINESS

      The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trusts. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS. YOU MAY ALSO ATTEND THE MEETING AND VOTE IN PERSON.

                                   APPENDIX A

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

I.    OUTSTANDING SHARES

      As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                      SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                   INVESTOR        ADVISOR        H-CLASS         C-CLASS         A-CLASS
TRUST AND FUND                   CLASS SHARES   CLASS SHARES       SHARES          SHARES          SHARES           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
RYDEX SERIES FUNDS
Absolute Return Strategies              0.000          0.000   8,224,140.058   2,497,160.303   1,977,174.252   12,698,474.613
Banking                           683,605.026     55,359.197           0.000      43,868.359       9,861.836      792,694.418
Basic Materials                 2,783,137.537    309,644.878           0.000     306,355.812     141,661.676    3,540,799.903
Biotechnology                   2,722,648.186    224,523.516           0.000     116,156.205      60,396.140    3,123,724.047
Commodities Strategy                    0.000          0.000   1,733,247.854     339,440.898     468,532.028    2,541,220.780
Consumer Products                 253,661.596    931,422.764           0.000      94,450.430      60,340.813    1,339,875.603
Electronics                     1,294,352.444    198,502.883           0.000     358,476.676      15,909.149    1,867,241.152
Energy                          2,606,434.191    839,334.911           0.000     976,174.011     259,364.127    4,681,307.240
Energy Services                 2,253,355.070    473,334.690           0.000     630,670.533     227,496.737    3,584,857.030
Essential Portfolio
Aggressive                              0.000          0.000     684,585.896     762,441.910   1,511,996.799    2,959,024.605
Essential Portfolio
Conservative                            0.000          0.000     503,023.168     343,965.433     161,577.818    1,008,566.419
Essential Portfolio Moderate            0.000          0.000     909,456.619   2,454,256.805   1,017,761.638    4,381,475.062
Europe 1.25x Strategy                   0.000          0.000   2,915,169.025     522,080.015     494,208.981    3,931,458.021
Financial Services                704,199.108    221,966.683           0.000     183,000.751      23,742.005    1,132,908.547
Government Long Bond
1.2x Strategy                   6,106,512.335    848,491.334           0.000     969,110.915   1,091,204.903    9,015,319.487

-------------------------------------------------------------------------------------------------------------------------------
                                                                       SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                   INVESTOR         ADVISOR         H-CLASS         C-CLASS         A-CLASS
TRUST AND FUND                   CLASS SHARES     CLASS SHARES       SHARES          SHARES          SHARES           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Health Care                      2,007,646.679     905,575.294           0.000     453,803.424      59,006.952    3,426,032.349
Hedged Equity                            0.000           0.000   1,364,412.795     346,605.428     295,391.950    2,006,410.173
High Yield Strategy                      0.000           0.000     117,855.651       3,764.826       1,580.897      123,201.374
Internet                           132,547.215      86,427.921           0.000      32,128.008       2,610.522      253,713.666
Inverse Government
Long Bond Strategy              14,116,963.060   1,437,300.312           0.000   9,530,988.166   2,167,955.797   27,253,207.335
Inverse High Yield Strategy              0.000           0.000     334,840.268      31,590.314      72,393.060      438,823.642
Inverse Mid Cap Strategy                 0.000           0.000     225,622.383      42,857.004      20,115.859      288,595.246
Inverse OTC Strategy             4,713,037.030     153,058.996           0.000     740,072.250     152,404.330    5,758,572.606
Inverse Russell 2000(R)
Strategy                                 0.000           0.000   2,596,882.119     206,131.600     228,138.695    3,031,152.414
Inverse S&P 500 Strategy         7,435,365.417     457,249.122           0.000   1,036,100.557     328,803.590    9,257,518.686
Japan 1.25x Strategy                     0.000           0.000     845,149.466     391,182.699     541,393.527    1,777,725.692
Large-Cap Growth                         0.000           0.000   2,358,866.131     233,682.273      90,564.526    2,683,112.930
Large-Cap Value                          0.000           0.000     675,301.960     150,168.178     174,531.480    1,000,001.618
Leisure                             78,124.614      72,251.109           0.000      71,701.233       6,573.717      228,650.673
Managed Futures Strategy                 0.000           0.000   4,302,478.895     431,044.143   1,535,388.905    6,268,911.943
Mid-Cap 1.5x Strategy                    0.000           0.000     537,052.587     379,460.139      68,180.446      984,693.172
Mid-Cap Growth                           0.000           0.000     604,900.009      70,757.326     137,166.130      812,823.465
Mid-Cap Value                            0.000           0.000     524,987.757     150,297.761     108,957.397      784,242.915
Multi-Cap Core Equity                    0.000           0.000   2,022,257.710   1,728,282.220     271,916.260    4,022,456.190
Nova                             3,628,470.294   1,189,543.989           0.000   1,322,498.378     484,481.304    6,624,993.965
OTC                             53,466,304.266   1,016,425.183           0.000     729,449.929     477,535.325   55,689,714.703
Precious Metals                  2,337,508.546     128,273.446           0.000     415,832.260      86,097.558    2,967,711.810
Real Estate                              0.000           0.000     180,931.591      31,941.601     151,966.580      364,839.772
Retailing                          357,419.377     113,612.964           0.000     117,603.051       9,136.723      597,772.115
Russell 2000(R) 1.5x Strategy            0.000           0.000     789,948.982     467,432.256     157,046.982    1,414,428.220

------------------------------------------------------------------------------------------------------------------------------------
                                                                         SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                    INVESTOR         ADVISOR          H-CLASS         C-CLASS          A-CLASS
TRUST AND FUND                    CLASS SHARES     CLASS SHARES       SHARES           SHARES          SHARES            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                           0.000            0.000     178,081.450       18,907.570      12,550.992        209,540.012
S&P 500                                   0.000            0.000     578,034.378       47,515.767     141,153.063        766,703.208
Sector Rotation                           0.000            0.000   9,038,926.359    7,990,978.821   2,806,533.134     19,836,438.314
Small Cap Growth                          0.000            0.000     173,536.766       45,200.128      83,111.218        301,848.112
Small Cap Value                           0.000            0.000     142,423.474       36,024.516     102,681.587        281,129.577
Strengthening Dollar
2x Strategy                               0.000            0.000     789,279.592      109,225.706      60,821.465        959,326.763
Technology                        2,729,117.328      485,067.077           0.000      443,322.349      62,845.638      3,720,352.392
Telecommunications                2,384,300.593      701,439.361           0.000      444,107.718     115,083.256      3,644,930.928
Transportation                      208,143.242      165,237.606           0.000       79,876.279      11,539.813        464,796.940
U.S. Government
Money Market                    946,991,169.719  170,507,803.360           0.000  147,755,321.360  25,931,219.270  1,291,185,513.709
Utilities                           649,616.176       84,122.398           0.000      233,764.227      89,502.989      1,057,005.790
Weakening Dollar 2x Strategy              0.000            0.000   3,143,374.982      521,560.898     847,012.820      4,511,948.700
------------------------------------------------------------------------------------------------------------------------------------
RYDEX DYNAMIC FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy                           0.000            0.000   1,325,457.811      193,108.225     110,429.875      1,628,995.911
Inverse Dow 2x Strategy                   0.000            0.000   1,549,300.335      189,478.655     141,308.141      1,880,087.131
Inverse OTC 2x Strategy                   0.000            0.000  18,172,358.411    2,330,871.822     722,841.774     21,226,072.007
Inverse Russell 2000(R) 2x
Strategy                                  0.000            0.000   2,198,330.559      138,751.622     908,887.013      3,245,969.194
Inverse S&P 500 2x Strategy               0.000            0.000   6,747,157.629    1,279,836.695     652,433.307      8,679,427.631
OTC 2x Strategy                           0.000            0.000  14,949,421.154    1,300,035.311     569,878.358     16,819,334.823
Russell 2000(R) 2x Strategy               0.000            0.000   1,429,492.112      106,495.357      43,687.315      1,579,674.784
S&P 500 2x Strategy                       0.000            0.000   5,922,383.157      941,989.198     353,409.750      7,217,782.105

II.  SIGNIFICANT SHAREHOLDERS

      As of the Record Date, the following persons were the only persons who were record owners or, to the best knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

                        RYDEX SERIES FUNDS

INVESTOR CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Banking                     National Financial Svcs      200 Liberty Street,              79,940.944      11.69%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Banking                     Schwab Special Custody       Attn: Mutual Funds Team E,      128,924.360      18.86%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Basic Materials             National Financial Svcs      200 Liberty Street,           1,201,758.432      43.18%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Basic Materials             Schwab Special Custody       Attn: Mutual Funds Team E,      633,615.107      22.77%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Biotechnology               National Financial Svcs      200 Liberty Street,           1,038,663.556      38.15%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Biotechnology               Ameritrade Inc For The       P.O. Box 2226,                  146,227.626       5.37%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Biotechnology               Schwab Special Custody       Attn: Mutual Funds Team E,      681,274.837      25.02%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Consumer Products           National Financial Svcs      200 Liberty Street,              39,384.255      15.53%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Consumer Products           Schwab Special Custody       Attn: Mutual Funds Team E,      107,132.598      42.23%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Electronics                 National Financial Svcs      200 Liberty Street,             532,125.760      41.11%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Electronics                 FTC & Co Datalynx            P.O. Box 173736,                104,950.091       8.11%
                                                         Denver, CO 80217-3736

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Electronics                 Schwab Special Custody       Attn: Mutual Funds Team E,      189,237.884      14.62%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Energy                      National Financial Svcs      200 Liberty Street,             752,601.985      28.87%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Energy                      Schwab Special Custody       Attn: Mutual Funds Team E,      283,570.357      10.88%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Energy Services             National Financial Svcs      200 Liberty Street,             747,623.008      33.18%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Energy Services             FTC & Co Datalynx            P.O. Box 173736,                188,611.513       8.37%
                                                         Denver, CO 80217-3736

Energy Services             Schwab Special Custody       Attn: Mutual Funds Team E,      267,794.493      11.88%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Financial Services          National Financial Svcs      200 Liberty Street,             158,190.543      22.46%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Financial Services          Merrill Lynch, Pierce,       4800 Deer Lake Drive E,          92,906.838      13.19%
                            Fenner & Smith, Inc. For     3rd Floor
                            The Sole Benefit Of Its      Jacksonville, FL 32246
                            Customers

Financial Services          FTC & Co Datalynx            P.O. Box 173736,                 35,971.618       5.11%
                                                         Denver, CO 80217-3736

Financial Services          Schwab Special Custody       Attn: Mutual Funds Team E,       43,242.735       6.14%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Government Long             National Financial Svcs      200 Liberty Street,             782,694.408      12.82%
Bond 1.2x Strategy          Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Government Long             D & L Partners LP            9 Isla Bahia Drive,             833,003.885      13.64%
Bond 1.2x Strategy                                       Fort Lauderdale, FL 33316-
                                                         2397

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Government Long             Trust Company Of America     P.O. Box 6503,                1,635,126.721      26.78%
Bond 1.2x Strategy                                       Englewood, CO 80155

Government Long             Schwab Special Custody       Attn: Mutual Funds Team E,      349,741.165       5.73%
Bond 1.2x Strategy          Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Health Care                 National Financial Svcs      200 Liberty Street,             772,668.337      38.49%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Health Care                 Schwab Special Custody       Attn: Mutual Funds Team E,      581,866.170      28.98%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Internet                    National Financial Svcs      200 Liberty Street,              13,833.844      10.44%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Internet                    Schwab Special Custody       Attn: Mutual Funds Team E,       74,220.743      56.00%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Inverse Government          National Financial Svcs      200 Liberty Street,           2,179,207.249      15.44%
Long Bond Strategy          Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Inverse Government          Turtle & Co                  P.O. Box 5489,                1,572,683.793      11.14%
Long Bond Strategy          c/o State Street Bank        Boston, MA 02206-5489
                            & Trust Co

Inverse Government          Merrill Lynch, Pierce,       4800 Deer Lake Drive E,         812,732.698       5.76%
Long Bond Strategy          Fenner & Smith, Inc. For     3rd Floor,
                            The Sole Benefit Of Its      Jacksonville, FL 32246
                            Customers

Inverse Government          Ameritrade Inc For The       P.O. Box 2226,                  729,183.283       5.17%
Long Bond Strategy          Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse Government          Schwab Special Custody       Attn: Mutual Funds Team E,    2,802,564.511      19.85%
Long Bond Strategy          Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse OTC Strategy        National Financial Svcs      200 Liberty Street,           1,703,380.751      36.14%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Inverse OTC Strategy        Ameritrade Inc For The       P.O. Box 2226,                  410,124.292       8.70%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse OTC Strategy        Schwab Special Custody       Attn: Mutual Funds Team E,      527,919.719      11.20%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Inverse S&P 500             National Financial Svcs      200 Liberty Street,           1,466,183.462      19.72%
Strategy                    Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Inverse S&P 500             Ameritrade Inc For The       P.O. Box 2226,                  509,528.746       6.85%
Strategy                    Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse S&P 500             Schwab Special Custody       Attn: Mutual Funds Team E,    1,770,575.485      23.81%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Leisure                     National Financial Svcs      200 Liberty Street,              22,708.348      29.07%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Leisure                     Schwab Special Custody       Attn: Mutual Funds Team E,       14,180.662      18.15%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Nova                        National Financial Svcs      200 Liberty Street,           1,014,052.617      27.95%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Nova                        Ameritrade Inc For The       P.O. Box 2226,                  225,729.966       6.22%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Nova                        Schwab Special Custody       Attn: Mutual Funds Team E,      544,343.996      15.00%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
OTC                         National Financial Svcs      200 Liberty Street,           9,433,907.444      17.64%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

OTC                         Ameritrade Inc For The       P.O. Box 2226,                3,031,502.296       5.67%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

OTC                         Genworth Financial Trust     3200 N Central,               4,637,028.574       8.67%
                            Company FBO Genworth         Suite 612,
                            Financial Asset Mgmt, Inc.   Phoenix, AZ 85012
                            FBO Their Mutual Clients

OTC                         Schwab Special Custody       Attn: Mutual Funds Team E,   15,949,765.515      29.83%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Precious Metals             National Financial Svcs      200 Liberty Street,             267,871.361      11.46%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Precious Metals             Ameritrade Inc For The       P.O. Box 2226,                  280,316.616      11.99%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Precious Metals             Schwab Special Custody       Attn: Mutual Funds Team E,      276,586.110      11.83%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Retailing                   National Financial Svcs      200 Liberty Street,              39,308.703      11.00%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Retailing                   Schwab Special Custody       Attn: Mutual Funds Team E,      111,163.190      31.10%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Technology                  National Financial Svcs      200 Liberty Street,             479,096.746      17.56%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Technology                  FTC & Co Datalynx            P.O. Box 173736,                553,110.651      20.27%
                                                         Denver, CO 80217-3736

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                     ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Technology                  Schwab Special Custody       Attn: Mutual Funds Team E,      433,096.965      15.87%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Telecommunications          National Financial Svcs      200 Liberty Street,           1,258,495.586      52.78%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Telecommunications          Schwab Special Custody       Attn: Mutual Funds Team E,      144,692.560       6.07%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Transportation              National Financial Svcs      200 Liberty Street,              61,454.358      29.53%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Transportation              FTC & Co Datalynx            P.O. Box 173736,                 16,617.756       7.98%
                                                         Denver, CO 80217-3736

Transportation              Schwab Special Custody       Attn: Mutual Funds Team E,       37,699.793      18.11%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

U.S. Government             National Financial Svcs      200 Liberty Street,         135,845,955.620      14.35%
Money Market                Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Utilities                   National Financial Svcs      200 Liberty Street,             409,330.671      63.01%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

                        RYDEX SERIES FUNDS

ADVISOR CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                     ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Banking                     Nationwide Trust             P.O. Box 182029,                  8,283.249      14.96%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Banking                     Ameritrade Inc For The       P.O. Box 2226,                    3,267.055       5.90%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Banking                     FTC & Co Datalynx            P.O. Box 173736,                  9,531.554      17.22%
                                                         Denver, CO 80217-3736

Basic Materials             Nationwide Trust             P.O. Box 182029,                 72,379.328      23.37%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Basic Materials             Ameritrade Inc For The       P.O. Box 2226,                   33,808.984      10.92%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Biotechnology               National Financial Svcs      200 Liberty Street,              36,313.772      16.17%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Biotechnology               Nationwide Trust             P.O. Box 182029,                 42,276.580      18.83%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Biotechnology               Ameritrade Inc For The       P.O. Box 2226,                   57,396.781      25.56%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Consumer Products           Trust Company                P.O. Box 6503,                   69,569.858       7.47%
                                                         Englewood, CO 80155

Electronics                 Nationwide Trust             P.O. Box 182029,                 49,119.986      24.75%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Electronics                 Ameritrade Inc For The       P.O. Box 2226,                   14,070.773       7.09%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Electronics                 FTC & Co Datalynx            P.O. Box 173736,                 43,767.254      22.05%
                                                         Denver, CO 80217-3736

Electronics                 Genworth Financial Trust     3200 N Central,                  25,723.705      12.96%
                            Company FBO Genworth         Suite 612,
                            Financial Asset Mgmt, Inc.   Phoenix, AZ 85012
                            FBO Their Mutual Clients

Energy                      Nationwide Trust             P.O. Box 182029                 328,065.675      39.09%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                     ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Energy Services             National Financial Svcs      200 Liberty Street,              51,750.287      10.93%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Energy Services             Nationwide Trust Company,    P.O. Box 182029,                 99,813.361      21.09%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Energy Services             FTC & Co Datalynx            P.O. Box 173736,                 38,012.310       8.03%
                                                         Denver, CO 80217-3736

Financial Services          National Financial Svcs      200 Liberty Street,              14,429.433       6.50%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Financial Services          Counsel Trust Co FBO         235 St Charles Way,              21,318.761       9.60%
                            FTJFC                        Suite 100,
                                                         York, PA 17402

Financial Services          Nationwide Trust Company,    P.O. Box 182029,                 16,642.571       7.50%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Financial Services          Genworth Financial Trust     3200 N Central,                  57,692.079      25.99%
                            Company FBO Genworth         Suite 612,
                            Financial Asset Mgmt, Inc.   Phoenix, AZ 85012
                            FBO Their Mutual Clients

Government Long             Nationwide Trust Company,    P.O. Box 182029,                399,096.224      47.04%
Bond 1.2x Strategy          FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Government Long             Nationwide Insurance Co,     P.O. Box 182029,                 79,352.859       9.35%
Bond 1.2x Strategy          QPVA c/o: IPO Portfolio      Columbus, OH 43218-2029
                            Accounting

Government Long             Trust Company of America     P.O. Box 6503,                   67,942.476       8.01%
Bond 1.2x Strategy                                       Englewood, CO 80112

Health Care                 Counsel Trust Co FBO         235 St Charles Way,             553,771.270      61.15%
                            FTJFC                        Suite 100,
                                                         York, PA 17402

Health Care                 Nationwide Trust Company,    P.O. Box 182029,                 72,907.267       8.05%
                            FSB C/O: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Internet                    National Financial Svcs      200 Liberty Street,              54,234.968      62.75%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            of Our Customers
                            Russ Lennon

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                     ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Internet                    Nationwide Trust Company,    P.O. Box 182029,                  6,987.803       8.09%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Internet                    Ameritrade Inc For The       P.O. Box 2226,                    5,440.118       6.29%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse Government          National Financial Svcs      200 Liberty Street,             105,897.049       7.37%
Long Bond Strategy          Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Inverse Government          Nationwide Trust Company,    P.O. Box 182029,                176,532.193      12.28%
Long Bond Strategy          FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Inverse OTC Strategy        National Financial Svcs      200 Liberty Street,              14,616.946       9.55%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Inverse OTC Strategy        Citigroup Global Markets     333 West 34th Street -           18,748.120      12.25%
                            Inc.                         3rd Floor,
                                                         New York, NY 10001

Inverse OTC Strategy        Citigroup Global Markets     333 West 34th Street -            9,105.322       5.95%
                            Inc.                         3rd Floor,
                                                         New York, NY 10001

Inverse OTC Strategy        UBS Financial Services       P.O. Box 3321,                    8,604.510       5.62%
                            Inc. FBO UBS-Finsvc CDN      1000 Harbor Blvd,
                            FBO Mr James M               Weehawken, NJ 07086-
                            Schabacker                   8154

Inverse OTC Strategy        Ameritrade Inc For The       P.O. Box 2226,                   15,308.263      10.00%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse S&P 500             Ameritrade Inc For The       P.O. Box 2226,                   37,042.998       8.10%
Strategy                    Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse S&P 500             Citigroup Global Markets     333 West 34th Street -           46,016.796      10.06%
Strategy                    Inc.                         3rd Floor,
                                                         New York, NY 10001

Leisure                     Counsel Trust Co FBO         235 St Charles Way,               7,892.407      10.92%
                            FTJFC                        Suite 100,
                                                         York, PA 17402

Leisure                     Nationwide Trust Company,    P.O. Box 182029,                  7,138.257       9.88%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                     ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Leisure                     Ameritrade Inc For The       P.O. Box 2226,                   12,104.793      16.75%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Leisure                     FTC & Co Datalynx            P.O. Box 173736,                  5,365.038       7.43%
                                                         Denver, CO 80217-3736

Leisure                     FTC & Co Datalynx            P.O. Box 173736,                  7,129.771       9.87%
                                                         Denver, CO 80217-3736

Leisure                     Genworth Financial Trust     3200 N Central,                   5,647.384       7.82%
                            Company FBO Genworth         Suite 612,
                            Financial Asset Mgmt, Inc.   Phoenix, AZ 85012
                            FBO Their Mutual Clients

Nova                        Citigroup Global Markets     333 West 34th Street -          101,038.561       8.49%
                            Inc.                         3rd Floor,
                                                         New York, NY 10001

Nova                        Nationwide Trust Company,    P.O. Box 182029,                177,440.191      14.92%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Nova                        Ameritrade Inc For The       P.O. Box 2226,                  184,318.140      15.49%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

OTC                         National Financial Svcs      200 Liberty Street,              68,294.041       6.72%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

OTC                         Nationwide Trust Company,    P.O. Box 182029,                320,634.144      31.55%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

OTC                         Ameritrade Inc For The       P.O. Box 2226,                   88,139.884       8.67%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Precious Metals             National Financial Svcs      200 Liberty Street,              31,551.131      24.60%
                            Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Precious Metals             Nationwide Trust Company,    P.O. Box 182029,                 20,753.732      16.18%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Precious Metals             State Street Bank And        801 Pennsylvania Avenue,          7,133.055       5.56%
                            Trust                        Kansas City, MO 64105
                            Co FBO Systems
                            Alternatives Int LLC 401k

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Precious Metals             Ameritrade Inc for the       P.O. Box 2226,                    8,140.121       6.35%
                            Exclusive Benefit of Our     Omaha, NE 68103-2226
                            Customers

Precious Metals             FTC & Co Datalynx            P.O. Box 173736,                 15,684.552      12.23%
                                                         Denver, CO 80217-3736

Retailing                   Counsel Trust Co             235 St Charles Way,              18,230.897      16.05%
                            FBO FTJFC                    Suite 100,
                                                         York, PA 17402

Retailing                   Nationwide Trust Company,    P.O. Box 182029,                  7,480.224       6.58%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Retailing                   Genworth Financial Trust     3200 N Central,                  14,035.357      12.35%
                            Company FBO Genworth         Suite 612,
                            Financial Asset Mgmt,        Phoenix, AZ 85012
                            Inc.
                            FBO Their Mutual Clients

Technology                  Nationwide Trust Company,    P.O. Box 182029,                 62,258.149      12.83%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Technology                  FTC & Co Datalynx            P.O. Box 173736,                 80,791.450      16.66%
                                                         Denver, CO 80217-3736

Technology                  Genworth Financial Trust     3200 N Central,                  69,632.322      14.36%
                            Company FBO Genworth         Suite 612,
                            Financial Asset Mgmt,        Phoenix, AZ 85012
                            Inc.
                            FBO Their Mutual Clients

Telecommunications          National Financial Svcs      200 Liberty Street,             113,686.426      16.21%
                            Corp For Exclusive           New York, NY 10281-9999
                            Benefit
                            Of Our Customers
                            Russ Lennon

Telecommunications          Nationwide Trust Company,    P.O. Box 182029,                123,640.399      17.63%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Transportation              Brown Brothers Harriman      525 Washington Blvd,             87,000.000      52.65%
                            And Company As Custodian     Jersey City, NJ 07310
                                                         United States

Transportation              Counsel Trust Co             235 St Charles Way,               9,186.545       5.56%
                            FBO FTJFC                    Suite 100,
                                                         York, PA 17402

U.S. Government             National Financial           Attn.: Mutual Fund           31,254,593.660      18.33%
Money Market                Services, LLC. For The       Dept. (5th Flr),
                            Exclusive Benefit Of: Our    200 Liberty Street,
                            Customers)                   1 World Financial Center,
                                                         New York, NY 10281

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
U.S. Government             FTC & Co Datalynx            P.O. Box 173736,             37,433,366.230      21.95%
Money Market                                             Denver, CO 80217-3736

U.S. Government             Trust Company Of America     P.O. Box 6503,                9,187,927.130       5.39%
Money Market                                             Englewood, CO 80120

U.S. Government             Trust Company Of America     P.O. Box 6503,               13,711,825.060       8.04%
Money Market                                             Englewood, CO 80120

Utilities                   National Financial Svcs      200 Liberty Street,               4,394.006       5.22%
                            Corp For Exclusive           New York, NY 10281-9999
                            Benefit Of Our Customers
                            Russ Lennon

Utilities                   Counsel Trust Co             235 St Charles Way,              10,197.089      12.12%
                            FBO FTJFC                    Suite 100,
                                                         York, PA 17402

Utilities                   Nationwide Trust Company,    P.O. Box 182029,                  7,565.990       8.99%
                            FSB c/o: IPO Portfolio       Columbus, OH 43218-2029
                            Accounting

Utilities                   Trust Company Of America     P.O. Box 6503, Englewood,         8,132.105       9.67%
                                                         CO 80112

                               RYDEX SERIES FUNDS

H CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Absolute Return             National Financial Svcs      200 Liberty Street,           1,399,054.285      17.01%
Strategies                  Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Absolute Return             Prudential Investment        Mail Stop 194-201,            1,087,388.445      13.22%
Strategies                  Management Services FBO      194 Wood Avenue, South
                            Mutual Fund Clients Attn:    Iselin, NJ 08830
                            Pruchoice Unit

Absolute Return             Ameritrade Inc For The       P.O. Box 2226,                  426,063.614       5.18%
Strategies                  Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Absolute Return             Schwab Special Custody       Attn: Mutual Funds Team E,    1,978,370.033      24.06%
Strategies                  Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Commodities                 National Financial Svcs      200 Liberty Street,             206,445.172      11.91%
Strategy                    Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Commodities                 Ameritrade Inc For The       P.O. Box 2226,                  106,366.389       6.14%
Strategy                    Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Commodities                 FTC & Co Datalynx            P.O. Box 173736,                 87,327.670       5.04%
Strategy                                                 Denver, CO 80217-3736

Commodities                 Schwab Special Custody       Attn: Mutual Funds Team E,      818,577.316      47.23%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Essential Portfolio         National Financial Svcs      200 Liberty Street,              66,265.285       9.68%
Aggressive                  Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Essential Portfolio         FTC & Co Datalynx            P.O. Box 173736,                128,763.925      18.81%
Aggressive                                               Denver, CO 80217-3736

Essential Portfolio         Schwab Special Custody       Attn: Mutual Funds Team E,       66,540.771       9.72%
Aggressive                  Account - Reinv For          101 Montgomery Street
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Essential Portfolio         National Financial Svcs      200 Liberty Street,              59,956.492      11.92%
Conservative                Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Essential Portfolio         Schwab Special Custody       Attn: Mutual Funds Team E,       31,451.470       6.25%
Conservative                Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Essential Portfolio         National Financial Svcs      200 Liberty Street,              69,889.058       7.68%
Moderate                    Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers Russ
                            Lennon

Essential Portfolio         Schwab Special Custody       Attn: Mutual Funds Team E,       90,180.541       9.92%
Moderate                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Europe 1.25x                National Financial Svcs      200 Liberty Street,             556,950.059      19.11%
Strategy                    Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers Russ
                            Lennon

Europe 1.25x                Nationwide Trust             P.O. Box 182029,                157,209.926       5.39%
Strategy                    Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Europe 1.25x                Ameritrade Inc For The       P.O. Box 2226,                  328,942.339      11.28%
Strategy                    Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Europe 1.25x                Schwab Special Custody       Attn: Mutual Funds Team E,      731,511.681      25.09%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Hedged Equity               Prudential Investment        Mail Stop 194-201,              241,556.047      17.70%
                            Management Services          194 Wood Avenue,
                            FBO Mutual Fund Clients      South Iselin, NJ 08830
                            Attn: Pruchoice Unit

Hedged Equity               Ameritrade Inc For The       P.O. Box 2226,                  200,429.201      14.69%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Hedged Equity               Schwab Special Custody       Attn: Mutual Funds Team E,      428,658.844      31.42%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

High Yield Strategy         National Financial Svcs      200 Liberty Street,              56,513.772      47.95%
                            Corp For Exclusive           New York, NY 10281-9999
                            Benefit Of Our Customers
                            Russ Lennon

High Yield Strategy         Rydex Distributors           9601 Blackwell Rd,               20,200.000      17.14%
                                                         Suite 500,
                                                         Rockville, MD 20850

High Yield Strategy         Dynamic Seed Capital,        10211 Wincopin Circle,           34,627.197      29.38%
                            LLC                          Ste 450,
                                                         Columbia, MD 21044

Inverse High Yield          National Financial Svcs      200 Liberty Street,              76,660.624      22.89%
Strategy                    Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

Inverse High Yield          Pershing LLC                 P.O. Box 2052,                   38,236.835      11.42%
Strategy                                                 Jersey City, NJ 07303-
                                                         9998

Inverse High Yield          Rydex Distributors           9601 Blackwell Rd,               24,439.329       7.30%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

Inverse Mid-Cap             National Financial Svcs      200 Liberty Street,             111,688.462      49.50%
Strategy                    Corp For Exclusive Benefit   New York, NY 10281-9999
                            Of Our Customers
                            Russ Lennon

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap             Schwab Special Custody       Attn: Mutual Funds Team E,       25,413.385      11.26%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Inverse Russell 2000(R)     National Financial Svcs      200 Liberty Street,             855,320.520      32.94%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Inverse Russell 2000(R)     Nationwide Trust             P.O. Box 182029,                405,869.292      15.63%
Strategy                    Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Inverse Russell 2000(R)     Schwab Special Custody       Attn: Mutual Funds Team E,      609,441.775      23.47%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Japan 1.25x Strategy        National Financial Svcs      200 Liberty Street,             209,080.045      24.74%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Japan 1.25x Strategy        Merrill Lynch, Pierce,       4800 Deer Lake Drive E,          67,324.102       7.97%
                            Fenner & Smith, Inc. For     3rd Floor,
                            The Sole Benefit Of Its      Jacksonville, FL 32246
                            Customers

Japan 1.25x Strategy        Nationwide Trust             P.O. Box 182029,                103,598.481      12.26%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Japan 1.25x Strategy        Schwab Special Custody       Attn: Mutual Funds Team E,       69,650.734       8.24%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Large-Cap Growth            National Financial Svcs      200 Liberty Street,             138,842.571       5.89%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Large-Cap Growth            Nationwide Trust             P.O. Box 182029,              1,447,155.767      61.35%
                            Company, FSB c/o: IPO        Columbus, OH 43218-
                            Portfolio Accounting         2029

Large-Cap Growth            FTC & Co Datalynx            P.O. Box 173736,                291,086.580      12.34%
                                                         Denver, CO 80217-3736

Large-Cap Value             National Financial Svcs      200 Liberty Street,              79,821.518      11.82%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Large-Cap Value             Nationwide Trust             P.O. Box 182029,                270,203.315      40.01%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Large-Cap Value             Schwab Special Custody       Attn: Mutual Funds Team          51,600.923       7.64%
                            Account - Reinv For          E, 101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Managed Futures             National Financial Svcs      200 Liberty Street,           1,573,816.710      36.58%
Strategy                    Corp For Exclusive           New York, NY 10281-9999
                            Benefit Of Our Customers
                            Russ Lennon

Managed Futures             Schwab Special Custody       Attn: Mutual Funds Team         852,360.499      19.81%
Strategy                    Account - Reinv For          E, 101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Mid-Cap 1.5x                National Financial Svcs      200 Liberty Street,             111,092.721      20.69%
Strategy                    Corp For Exclusive           New York, NY 10281-9999
                            Benefit Of Our Customers
                            Russ Lennon

Mid-Cap 1.5x                Prudential Investment        Mail Stop 194-201,               47,625.296       8.87%
Strategy                    Management Services          194 Wood Avenue,
                            FBO Mutual Fund Clients      South Iselin, NJ 08830
                            Attn: Pruchoice Unit

Mid-Cap 1.5x                Nationwide Trust             P.O. Box 182029,                 27,581.275       5.14%
Strategy                    Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Mid-Cap 1.5x                Schwab Special Custody       Attn: Mutual Funds Team          59,199.294      11.02%
Strategy                    Account - Reinv For          E, 101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Mid-Cap Growth              National Financial Svcs      200 Liberty Street,              31,832.484       5.26%
                            Corp For Exclusive           New York, NY 10281-9999
                            Benefit Of Our Customers
                            Russ Lennon

Mid-Cap Growth              Nationwide Trust             P.O. Box 182029,                145,719.259      24.09%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Mid-Cap Growth              FTC & Co Datalynx            P.O. Box 173736,                242,244.585      40.05%
                                                         Denver, CO 80217-3736

Mid-Cap Value               Nationwide Trust             P.O. Box 182029,                383,110.353      72.98%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                    ADDRESS OF              NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER             BENEFICIAL OWNER         SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Multi-Cap Core              National Financial Svcs      200 Liberty Street,             176,926.960       8.75%
Equity                      Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Multi-Cap Core              Merrill Lynch, Pierce,       4800 Deer Lake Drive E,         537,340.673      26.57%
Equity                      Fenner & Smith, Inc. For     3rd Floor,
                            The Sole Benefit Of Its      Jacksonville, FL 32246
                            Customers

Multi-Cap Core              Ameritrade Inc For The       P.O. Box 2226,                  131,739.546       6.51%
Equity                      Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Real Estate                 FTC & Co Datalynx            P.O. Box 173736,                 12,923.278       7.14%
                                                         Denver, CO 80217-3736

Russell 2000(R)             National Financial Svcs      200 Liberty Street,              11,744.071       6.59%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Russell 2000(R)             Dynamic Seed Capital,        10211 Wincopin Circle,           52,226.976      29.33%
                            LLC                          Ste 450,
                                                         Columbia, MD 21044

Russell 2000(R)             Schwab Special Custody       Attn: Mutual Funds Team E,       54,353.786      30.52%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Russell 2000(R)             Frank P Barravecchia         Mystic, CT 06355                 19,911.930      11.18%
                            (IRA)

Russell 2000(R) 1.5x        National Financial Svcs      200 Liberty Street,             160,251.737      20.29%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Russell 2000(R) 1.5x        Schwab Special Custody       Attn: Mutual Funds Team E,      119,194.326      15.09%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Sector Rotation             National Financial Svcs      200 Liberty Street,             881,223.555       9.75%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Sector Rotation             Prudential Investment        Mail Stop 194-201,            1,058,218.645      11.71%
                            Management Services          194 Wood Avenue,
                            FBO Mutual Fund Clients      South Iselin, NJ 08830
                            Attn: Pruchoice Unit

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Sector Rotation             Schwab Special Custody       Attn: Mutual Funds Team E,    1,008,806.122      11.16%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Small-Cap Growth            National Financial Svcs      200 Liberty Street,              25,329.430      14.60%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Small-Cap Growth            Nationwide Trust             P.O. Box 182029,                 76,321.022      43.98%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Small-Cap Growth            Nationwide Insurance Co,     P.O. Box 182029,                 10,346.893       5.96%
                            QPVA c/o: IPO Portfolio      Columbus, OH 43218-2029
                            Accounting

Small-Cap Value             National Financial Svcs      200 Liberty Street,               8,161.802       5.73%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Small-Cap Value             Nationwide Trust             P.O. Box 182029,                 58,096.004      40.79%
                            Company, FSB c/o: IPO        Columbus, OH 43218-2029
                            Portfolio Accounting

Small-Cap Value             Nationwide Insurance Co,     P.O. Box 182029,                  8,815.527       6.19%
                            QPVA c/o: Ipo Portfolio      Columbus, OH 43218-2029
                            Accounting

S&P 500                     National Financial Svcs      200 Liberty Street,             101,901.634      17.63%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Strengthening Dollar        National Financial Svcs      200 Liberty Street,             227,541.522      28.83%
2x Strategy                 Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Strengthening Dollar        Ameritrade Inc For The       P.O. Box 2226,                   42,775.430       5.42%
2x Strategy                 Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Strengthening Dollar        Schwab Special Custody       Attn: Mutual Funds Team E,      126,014.381      15.97%
2x Strategy                 Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Weakening Dollar 2x         National Financial Svcs      200 Liberty Street,             750,536.164      23.88%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Weakening Dollar 2x         Merrill Lynch, Pierce,       4800 Deer Lake Drive E,         267,620.027       8.51%
Strategy                    Fenner & Smith, Inc. For     3rd Floor,
                            The Sole Benefit Of Its      Jacksonville, FL 32246
                            Customers

Weakening Dollar 2x         Schwab Special Custody       Attn: Mutual Funds Team E,      734,653.175      23.37%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

                               RYDEX SERIES FUNDS

A-CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Absolute Return             Rydex EPT Moderate           9601 Blackwell Rd,              113,249.995       5.73%
Strategies                                               Suite 500,
                                                         Rockville, MD 20850

Banking                     Larry L McIver Trust         P.O. Box 2052,                    2,460.358      24.95%
                                                         Jersey City, NJ 07303-
                                                         9998

Banking                     IRA FBO Stephen M            P.O. Box 2052,                      553.191       5.61%
                                                         Jersey City, NJ 07303-
                                                         9998

Banking                     McDonald TOD Christ          10479 NW 3rd Street,                705.813       7.16%
                                                         Plantation, FL 33324-1703

Banking                     Raymond James & Assoc        880 Carillon Pkwy,                  528.748       5.36%
                            Inc FBO Reed Sep             Petersburg, FL 33716

Banking                     Christine McDonald R         10479 NW 3rd Street,              1,411.624      14.31%
                                                         Plantation, FL 33324-1703

Banking                     McDonald TOD Christ          10479 NW 3rd Street,                705.813       7.16%
                                                         Plantation, FL 33324-1703

Basic Materials             Schwab Special Custody       Attn: Mutual Funds Team E,        7,985.828       5.64%
                            Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

Biotechnology               Citigroup Global Markets     333 West 34th Street -            4,529.416       7.50%
                            Inc.                         3rd Floor,
                                                         New York, NY 10001

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Commodities                 Rydex EPT Moderate           9601 Blackwell Rd,              139,232.919      29.72%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

Commodities                 Rydex EPT Aggressive         9601 Blackwell Rd,               81,577.822      17.41%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

Commodities                 MG Trust Company Cust.       700 17th Street, Suite           27,724.879       5.92%
Strategy                    FBO Greenbrook IMA           300, Denver, CO 80202

Consumer Products           MG Trust Company Cust.       700 17th Street, Suite           12,345.170      20.46%
                            FBO Greenbrook IMA           300, Denver, CO 80202

Electronics                 NFSC FEBO Ronald G           7600 Riverside Dr,                1,908.208      11.99%
                            Perkins                      Casper, WY 82604

Electronics                 IRA FBO Patrick W Co         P.O. Box 2052,                    1,369.257       8.61%
                                                         Jersey City, NJ 07303-
                                                         9998

Electronics                 IRA FBO Thomas J Cav         P.O. Box 2052,                    1,877.934      11.80%
                                                         Jersey City, NJ 07303-
                                                         9998

Electronics                 William Briere               P.O. Box 2052,                      985.532       6.19%
                                                         Jersey City, NJ 07303-
                                                         9998

Electronics                 Southwest Securities FBO     P.O. Box 509002,                  3,588.731      22.56%
                            Carl C Seemann & Patricia    Dallas, TX 75250
                            H Seemann JTWROS

Essential Portfolio         NFSC FBO Linda M             3400 Harborview Dr,              26,763.491      16.56%
Conservative                Schmidt-Aro                  Gig Harbor, WA 98335

Essential Portfolio         Royall Ann                   9785 Towne Centre Drive,          9,410.552       5.82%
Conservative                                             San Diego, CA 92121-
                                                         1968

Essential Portfolio         Dorsey Patricia              9785 Towne Centre Drive,         62,017.014       6.09%
Moderate                                                 San Diego, CA 92121-
                                                         1968

Europe 1.25x                Rydex EPT Moderate           9601 Blackwell Rd,              253,335.112      51.26%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850
Europe 1.25x                Rydex EPT Aggressive         9601 Blackwell Rd,              108,475.836      21.95%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

Europe 1.25x                Rydex EPT Conservative       9601 Blackwell Rd,               55,447.693      11.22%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Financial Services          Peggy Jo Stibbins            P.O. Box 2052,                    1,894.477       7.98%
                                                         Jersey City, NJ 07303-
                                                         9998

Financial Services          Larry L McIver Trust         P.O. Box 2052,                    1,408.961       5.93%
                                                         Jersey City, NJ 07303-
                                                         9998

Financial Services          Cynthia M Kempe              501 North Broadway,               2,143.790       9.03%
                                                         St Louis, MO 63102

Financial Services          Geraldine H Canipe           P.O. Box 201,                     2,085.184       8.78%
                                                         Spruce Pine, NC 28777-
                                                         0201

Financial Services          Penson Financial             1700 Pacific Avenue,              1,327.659       5.59%
                            Services,                    Suite 1400,
                            Inc.                         Dallas, TX 75201

Financial Services          Penson Financial             1700 Pacific Avenue,              1,327.659       5.59%
                            Services,  Inc.              Suite 1400,
                                                         Dallas, TX 75201

Financial Services          Penson Financial             1700 Pacific Avenue,              1,788.942       7.53%
                            Services, Inc.               Suite 1400,
                                                         Dallas, TX 75201

Government Long             Citigroup Global Mkt         333 West 34th Street -           63,927.117       5.86%
Bond 1.2x Strategy                                       3rd Floor,
                                                         New York, NY 10001

Government Long             Rydex EPT Moderate           9601 Blackwell Rd,              352,131.256      32.27%
Bond 1.2x Strategy                                       Suite 500,
                                                         Rockville, MD 20850

Government Long             Rydex EPT Aggressive         9601 Blackwell Rd,              138,763.442      12.72%
Bond 1.2x Strategy                                       Suite 500,
                                                         Rockville, MD 20850

Government Long             Rydex EPT Conservative       9601 Blackwell Rd,              201,993.476      18.51%
Bond 1.2x Strategy                                       Suite 500,
                                                         Rockville, MD 20850

Government Long             Tifkat LP                    1055 W 7TH St,                  210,744.866       9.72%
Bond 1.2x Strategy                                       Ste 2540,
                                                         Los Angeles, CA 90017-
                                                         2551

Health Care                 UBS Financial Services       20405 Manor Rd,                   6,149.783      10.42%
                            Inc. FBO Randall C           Shorewood, MN 55331-
                            McDaniel Marianne M          9470
                            McDaniel JT TEN WROS

Health Care                 Penson Financial             1700 Pacific Avenue,              3,223.727       5.46%
                            Services, Inc.               Suite 1400,
                                                         Dallas, TX 75201

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Hedged Equity               Pershing LLC                 P.O. Box 2052,                   41,634.241      14.09%
                                                         Jersey City, NJ 07303-
                                                         9998

Hedged Equity               Kenneth A Swanstrom &        2968 Mill Road,                  35,491.420      12.02%
                            Margaret L Swanstrom JT      Doylestown, Pa 18902-
                            WROS                         1652

Hedged Equity               Jack L. Wyszomierski &       6635 Armitage Road,              15,243.902       5.16%
                            Kathy D. Wyszomierski JT     New Hope, PA 18938-
                            WROS                         5616

Hedged Equity               Rydex EPT Moderate           9601 Blackwell Rd,               33,448.871      11.32%
                                                         Suite 500,
                                                         Rockville, MD 20850

Hedged Equity               Rydex EPT Aggressive         9601 Blackwell Rd,               23,182.557       7.85%
                                                         Suite 500,
                                                         Rockville, MD 20850

High Yield Strategy         Julie Slovak                 501 North Broadway,                 293.767      18.58%
                                                         St Louis, MO 63102

High Yield Strategy         Robert A Murdock Or          Haverhill, MA 01830                 390.467      24.70%
                            M Patricia Murdock

High Yield Strategy         Harry E Yewens III           501 North Broadway,                 194.522      12.30%
                                                         St Louis, MO 63102

High Yield Strategy         Billie Frank Hunter          501 North Broadway,                 302.141      19.11%
                                                         St Louis, MO 63102

High Yield Strategy         Rydex Distributors           9601 Blackwell Rd,                  400.000      25.30%
                                                         Suite 500,
                                                         Rockville, MD 20850

Internet                    IRA FBO Terrill L Br         P.O. Box 2052,                      178.664       6.84%
                                                         Jersey City, NJ 07303-
                                                         9998

Internet                    Elsman Barbara               1801 Market Street,                 247.219       9.47%
                                                         Philadelphia, PA 19103-
                                                         1675

Internet                    Deborah A Guyette (RIRA)     Myrtle Beach, SC 29588-             215.016       8.24%
                                                         5337

Internet                    Amos Nivens (RIRA)           Chesterfield, SC 29709              361.139      13.83%

Internet                    RBC Dain Rauscher Inc        1916 46th St NW,                    232.139       8.89%
                            FBO Corey M McGlone &        Rochester, MN 55901
                            Elizabeth A McGlone JT
                            TEN/WROS

Internet                    Proctor Robert               9785 Towne Centre Drive,            288.838      11.06%
                                                         San Diego, CA 92121-
                                                         1968

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse High Yield          NFSC FEBO Peapack            P.O. Box 178, Gladstone,          5,000.000       6.91%
Strategy                    Gladstone Bank               NJ 07934

Inverse High Yield          Dengel & Co                  P.O. Box 3199, Church            37,500.000      51.80%
Strategy                                                 Street Station,
                                                         New York, NY 10008

Inverse High Yield          Schwab Special Custody       Attn: Mutual Funds Team E,        9,549.308      13.19%
Strategy                    Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

Inverse Mid-Cap             Citigroup Global Mkt         333 West 34th Street -            1,384.344       6.88%
Strategy                                                 3rd Floor,
                                                         New York, NY 10001

Inverse Mid-Cap             Citigroup Global Mkt         333 West 34th Street -            6,021.267      29.93%
Strategy                                                 3rd Floor,
                                                         New York, NY 10001

Inverse Mid-Cap             Curtis A Zeigler             P.O. Box 173859,                  1,754.518       8.72%
Strategy                                                 Denver, CO 80217

Inverse Mid-Cap             Fred Elbert Hulse Rev        210 Maple Street,                 1,956.400       9.73%
Strategy                    Trust Dtd 5-2-92 Doris H     Brevard, NC 28712-3824
                            Hulse SUCC TTEE

Inverse Mid-Cap             UBS Financial Services       4808 Knox Ave S,                  1,345.742       6.69%
Strategy                    Inc. FBO Paul F Werler       Minneapolis, MN 55419-
                            Ann F Werler JT TEN WROS     5239

Inverse Mid-Cap             Citigroup Global Markets     333 West 34th Street -            1,177.379       5.85%
Strategy                    Inc.                         3rd Floor,
                                                         New York, NY 10001

Inverse OTC Strategy        Capital Bank & Trust Co      c/o Plan Premier/Fascorp,        60,860.967      12.74%
                            FBO Vining Sparks Ibg,       8515 E Orchard Road, 2T2,
                            LP 401K Plan                 Englewood, CO 80111

Inverse OTC Strategy        Citigroup Global Mkt         333 West 34th Street -            8,864.186       5.82%
                                                         3rd Floor,
                                                         New York, NY 10001

Inverse OTC Strategy        Citigroup Global Mkt         333 West 34th Street -            8,864.186       5.82%
                                                         3rd Floor,
                                                         New York, NY 10001

Inverse OTC Strategy        Citigroup Global Mkt         333 West 34th Street -            8,864.186       5.82%
                                                         3rd Floor,
                                                         New York, NY 10001

Inverse Russell             Pershing LLC                 P.O. Box 2052,                   13,657.471       5.99%
2000(R) Strategy                                         Jersey City, NJ 07303-
                                                         9998

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse Russell             Citigroup Global Markets     333 West 34th Street -           21,881.560       9.59%
2000(R) Strategy            Inc.                         3rd Floor,
                                                         New York, NY 10001

Inverse Russell             Schwab Special Custody       Attn: Mutual Funds Team E,       14,323.178       6.28%
2000(R) Strategy            Account-Reinv For Benefit    101 Montgomery Street.
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

Inverse S&P 500             Citigroup Global Markets     333 West 34th Street -           21,189.773       6.44%
Strategy                    Inc.                         3rd Floor,
                                                         New York, NY 10001

Inverse S&P 500             Levenson Harvey S            333 West 34th Street -           17,393.468       5.29%
Strategy                                                 3rd Floor,
                                                         New York, NY 10001

Inverse S&P 500             Loyd Jr PA                   108 Shasta, Houston, TX          25,713.965       7.82%
Strategy                                                 77024-6914

Japan 1.25x Strategy        Rydex EPT Moderate           9601 Blackwell Rd,              259,297.227      47.89%
                                                         Suite 500,
                                                         Rockville, MD 20850

Japan 1.25x Strategy        Rydex EPT Aggressive         9601 Blackwell Rd,              210,093.369      38.81%
                                                         Suite 500,
                                                         Rockville, MD 20850

Large-Cap Growth            Rydex EPT Moderate           9601 Blackwell Rd,               33,699.024      37.21%
                                                         Suite 500,
                                                         Rockville, MD 20850

Large-Cap Growth            Rydex EPT Aggressive         9601 Blackwell Rd,               22,180.773      24.49%
                                                         Suite 500,
                                                         Rockville, MD 20850

Large-Cap Growth            Rydex EPT Conservative       9601 Blackwell Rd,                8,789.997       9.71%
                                                         Suite 500,
                                                         Rockville, MD 20850

Large-Cap Growth            LPL Financial Services       9785 Towne Centre                 9,628.900      10.63%
                                                         Drive, San Diego, CA
                                                         92121-1968

Large-Cap Value             Rydex EPT Moderate           9601 Blackwell Rd,               86,563.365      49.60%
                                                         Suite 500,
                                                         Rockville, MD 20850

Large-Cap Value             Rydex EPT Aggressive         9601 Blackwell Rd,               20,368.535      11.67%
                                                         Suite 500,
                                                         Rockville, MD 20850

Large-Cap Value             Rydex EPT Conservative       9601 Blackwell Rd,               28,514.201      16.34%
                                                         Suite 500,
                                                         Rockville, MD 20850

Leisure                     NFSC FEBO                    The Laddie And Deanna               753.979      11.47%
                            Laddie & Deanna Hardy        Hardy FA TR, U/A 4/18/99,
                            TTEE                         5063 Solitude Court,
                                                         Rancho Cucamonga, CA
                                                         91737

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Leisure                     NFSC FEBO Delaware           San Berdu USD 403(B)7               425.170       6.47%
                            Charter Guar & TR TTE        FBO Cynthia McKewan,
                                                         P.O. Box 1104,
                                                         Highland CA 92346

Leisure                     SEP FBO Wesley E G           P.O. Box 2052,                    1,066.369      16.22%
                                                         Jersey City, NJ 07303-
                                                         9998

Leisure                     Allan Friedland              2 Journal Sq. Plaza,                332.796       5.06%
                                                         Jersey City, NJ 07306

Leisure                     Buckeye Rubber & Pack        P.O. Box 94984,                     353.732       5.38%
                            PS FBO: K. L National        Cleveland, OH 44101-
                            City Bank Ttee Trust         4984
                            Mutual Funds

Mid-Cap 1.5x                Pershing LLC                 P.O. Box 2052,                    4,568.122       6.70%
Strategy                                                 Jersey City, NJ 07303-
                                                         9998

Mid-Cap Growth              Rydex EPT Moderate           9601 Blackwell Rd,               71,971.741      52.47%
                                                         Suite 500,
                                                         Rockville, MD 20850

Mid-Cap Growth              Rydex EPT Aggressive         9601 Blackwell Rd,               40,337.949      29.41%
                                                         Suite 500,
                                                         Rockville, MD 20850

Mid-Cap Growth              Rydex EPT Conservative       9601 Blackwell Rd,               14,055.794      10.25%
                                                         Suite 500,
                                                         Rockville, MD 20850

Mid-Cap Value               Rydex EPT Moderate           9601 Blackwell Rd,               43,504.141      39.93%
                                                         Suite 500,
                                                         Rockville, MD 20850

Mid-Cap Value               Rydex EPT Aggressive         9601 Blackwell Rd,               20,777.384      19.07%
                                                         Suite 500,
                                                         Rockville, MD 20850

Mid-Cap Value               Rydex EPT Conservative       9601 Blackwell Rd,                7,923.188       7.27%
                                                         Suite 500,
                                                         Rockville, MD 20850

Mid-Cap Value               John S Nelson And            P.O. Box 2052,                    6,641.873       6.10%
                                                         Jersey City, NJ 07303-
                                                         9998

Multi-Cap Core              RBC Dain Rauscher FBO        6825 Grenadier Blvd,             32,429.319      11.93%
Equity                      Bruce H Raimy Trust          Naples, FL 34108-7215

Multi-Cap Core              First Clearing, LLC          5901 Patterson Avenue,           14,476.401       5.32%
Equity                      Joseph B Haddad Profit       Richmond, Va 23226-
                            Sharing Plan PSP             2538

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Multi-Cap Core              Rydex EPT Moderate           9601 Blackwell Rd,               55,335.325      20.35%
Equity                                                   Suite 500,
                                                         Rockville, MD 20850

Multi-Cap Core              Rydex EPT Aggressive         9601 Blackwell Rd,               36,624.085      13.47%
Equity                                                   Suite 500,
                                                         Rockville, MD 20850

Multi-Cap Core              Rydex EPT Conservative       9601 Blackwell Rd,               18,371.606       6.76%
Equity                                                   Suite 500,
                                                         Rockville, MD 20850

Nova                        Great Infinity Corp          333 West 34th Street -          147,588.870      30.46%
                                                         3rd Floor,
                                                         New York, NY 10001

Nova                        William & Anna               Beverly Hills, CA 90210-         59,657.835      12.31%
                            Tenenblatt TTEES             3320

Nova                        Rydex EPT Moderate           9601 Blackwell Rd,               92,313.431      19.05%
                                                         Suite 500,
                                                         Rockville, MD 20850

OTC                         Rydex EPT Moderate           9601 Blackwell Rd,              334,561.766      70.06%
                                                         Suite 500,
                                                         Rockville, MD 20850

Real Estate                 Rydex EPT Moderate           9601 Blackwell Rd,               70,672.192      46.51%
                                                         Suite 500,
                                                         Rockville, MD 20850

Real Estate                 Rydex EPT Aggressive         9601 Blackwell Rd,               58,939.114      38.78%
                                                         Suite 500,
                                                         Rockville, MD 20850

Real Estate                 Rydex EPT Conservative       9601 Blackwell Rd,               11,306.900       7.44%
                                                         Suite 500,
                                                         Rockville, MD 20850

Retailing                   IRA FBO Martin F S           P.O. Box 2052,                      514.124       5.63%
                                                         Jersey City, NJ 07303-
                                                         9998

Retailing                   IRA FBO Merlin Dav           P.O. Box 2052,                    1,929.549      21.12%
                                                         Jersey City, NJ 07303-
                                                         9998

Retailing                   SEP FBO John H Sop           P.O. Box 2052,                      786.782       8.61%
                                                         Jersey City, NJ 07303-
                                                         9998

Retailing                   IRA FBO Martha D O           P.O. Box 2052,                      803.859       8.80%
                                                         Jersey City, NJ 07303-
                                                         9998

Retailing                   IRA FBO Carol A Mi           P.O. Box 2052,                    2,130.119      23.31%
                                                         Jersey City, NJ 07303-
                                                         9998

Retailing                   Proctor Robert               9785 Towne Centre Drive,            886.918       9.71%
                                                         San Diego, CA 92121-
                                                         1968

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Russell 2000(R)             Ernesto Erdmann              P.O. Box 2052,                      837.125       6.67%
                                                         Jersey City, NJ 07303-
                                                         9998

Russell 2000(R)             Robert W Baird & Co.         777 East Wisconsin                  787.388       6.27%
                            Inc.                         Avenue, Milwaukee, WI
                                                         53202-5391

Russell 2000(R)             Burroughs Suzanne            777 East Wisconsin                1,295.493      10.32%
                                                         Avenue, Milwaukee, WI
                                                         53202-5391

Russell 2000(R)             Schwab Special Custody       Attn: Mutual Funds Team             671.009       5.35%
                            Account-Reinv For            E, 101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Russell 2000(R)             Cashman John                 9785 Towne Centre Drive,            648.347       5.17%
                                                         San Diego, CA 92121-
                                                         1968

Russell 2000(R) 1.5x        Pershing LLC                 P.O. Box 2052,                   53,178.589      33.86%
Strategy                                                 Jersey City, NJ 07303-
                                                         9998

Russell 2000(R) 1.5x        Rydex EPT Moderate           9601 Blackwell Rd,               26,153.045      16.65%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

Russell 2000(R) 1.5x        Rydex EPT Aggressive         9601 Blackwell Rd,               35,578.956      22.65%
Strategy                                                 Suite 500,
                                                         Rockville, MD 20850

S&P 500                     FTC & Co                     P.O. Box 173736, Denver,         29,106.593      20.62%
                                                         CO 80217-3736

Small-Cap Growth            Rydex EPT Moderate           9601 Blackwell Rd,               37,849.321      45.54%
                                                         Suite 500,
                                                         Rockville, MD 20850

Small-Cap Growth            Rydex EPT Aggressive         9601 Blackwell Rd,               30,218.261      36.36%
                                                         Suite 500,
                                                         Rockville, MD 20850

Small-Cap Growth            Rydex EPT Conservative       9601 Blackwell Rd,                7,927.872       9.54%
                                                         Suite 500,
                                                         Rockville, MD 20850

Small-Cap Value             Rydex EPT Moderate           9601 Blackwell Rd,               34,977.841      34.06%
                                                         Suite 500,
                                                         Rockville, MD 20850

Small-Cap Value             Rydex EPT Aggressive         9601 Blackwell Rd,               41,962.561      40.87%
                                                         Suite 500,
                                                         Rockville, MD 20850

Small-Cap Value             Rydex EPT Conservative       9601 Blackwell Rd,                6,591.623       6.42%
                                                         Suite 500,
                                                         Rockville, MD 20850

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Technology                  Oppenheimer & Co Inc.        125 Broad Street,                 4,222.302       6.72%
                            Cust FBO James L             New York, NY 10004
                            Newman RLVR IRA

Technology                  Oppenheimer & Co Inc.        125 Broad Street,                 6,127.882       9.75%
                            Cust FBO Edward A            New York, NY 10004
                            Aabak IRA

Technology                  Southwest Securities Inc     P.O. Box 509002,                  3,575.413       5.69%
                            FBO Carl C Seemann &         Dallas, TX 75250
                            Patricia H Seemann
                            JTWROS

Technology                  Oppenheimer & Co Inc.        125 Broad Street,                 3,686.956       5.87%
                            FBO Mark C Schaefer          New York, NY 10004

Technology                  Oppenheimer & Co Inc.        125 Broad Street,                 6,794.322      10.81%
                            FBO Edward Aabak             New York, NY 10004

Telecommunications          Gerald J Hellebusch          P.O. Box 2052,                    7,039.821       6.12%
                                                         Jersey City, NJ 07303-
                                                         9998

Transportation              NFSC FBO                     5552 Fox Hollow Drive,              697.350       6.04%
                            Linda Harris Smith           Boca Raton, FL 33486

Transportation              IRA FBO Dennis Dean          P.O. Box 2052,                    1,035.554       8.97%
                                                         Jersey City, NJ 07303-
                                                         9998

Transportation              James G P Collins            P.O. Box 2052,                    1,409.204      12.21%
                                                         Jersey City, NJ 07303-
                                                         9998

Transportation              Civil Air Patrol Inc         1 North Jefferson, St             3,296.229      28.56%
                                                         Louis, MO 63103

Transportation              Oppenheimer & Co Inc.        125 Broad Street,                   931.246       8.07%
                            FBO James L Newman           New York, NY 10004

U.S. Government             Rydex EPT Conservative       9601 Blackwell Rd,            1,926,761.970       7.43%
Money Market                                             Suite 500,
                                                         Rockville, MD 20850

U.S. Government             Schwab Special Custody       Attn: Mutual Funds Team E,    6,549,496.420      25.26%
Money Market                Account--Reinv For           101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Utilities                   UBS Financial Services       610 Ocean Blvd,                   6,136.438       6.86%
                            Inc. FBO Gail K Ronca        Golden Beach, FL 33160-
                                                         2218

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Transportation              IRA FBO Dennis Dean          P.O. Box 2052,                    1,035.554       8.97%
                                                         Jersey City, NJ 07303-
                                                         9998

Transportation              James G P Collins            P.O. Box 2052,                    1,409.204      12.21%
                                                         Jersey City, NJ 07303-
                                                         9998

Transportation              Civil Air Patrol Inc         1 North Jefferson, St             3,296.229      28.56%
                                                         Louis, MO 63103

Transportation              Oppenheimer & Co Inc.        125 Broad Street,                   931.246       8.07%
                            FBO James L Newman           New York, NY 10004

U.S. Government             Rydex EPT Conservative       9601 Blackwell Rd,            1,926,761.970       7.43%
Money Market                                             Suite 500,
                                                         Rockville, MD 20850

U.S. Government             Schwab Special Custody       Attn: Mutual Funds Team E,    6,549,496.420      25.26%
Money Market                Account--Reinv For           101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Utilities                   UBS Financial Services       610 Ocean Blvd,                   6,136.438       6.86%
                            Inc. FBO Gail K Ronca        Golden Beach, FL 33160-
                                                         2218

                               RYDEX SERIES FUNDS

C-CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Absolute Return             Schwab Special Custody       Attn: Mutual Funds Team E,      125,571.577       5.03%
Strategies                  Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

Banking                     Jackie L Lawing              P.O. Box 3321,                    2,796.770       6.38%
                                                         1000 Harbor Blvd,
                                                         Weehawken, NJ 07086-
                                                         8154

Banking                     IRA FBO Scott Rausch         P.O. Box 2052,                    3,866.612       8.81%
                                                         Jersey City, NJ 07303-
                                                         9998

Banking                     First Clearing, LLC Scott    14700 Ne 63rd Ct,                 7,516.660      17.13%
                            R Sonners & Vicki F          Vancouver, WA 98686-
                            Sonners JT TEN               2080
Commodities                 FTC & Co                     P.O. Box 173736,                110,054.670      32.42%
Strategy                                                 Denver, CO 80217-3736

Commodities                 Schwab Special Custody       Attn: Mutual Funds Team E,       28,575.988       8.42%
Strategy                    Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Consumer Products           John H Sykes                 P.O. Box 2052,                    7,812.451       8.27%
                                                         Jersey City, NJ 07303-
                                                         9998

Financial Services          Eric S Barton                P.O. Box 2052,                   14,609.204       7.98%
                                                         Jersey City, NJ 07303-
                                                         9998

Financial Services          London L Fletcher-Ba         P.O. Box 2052,                   32,870.709      17.96%
                                                         Jersey City, NJ 07303-
                                                         9998

Hedged Equity               Schwab Special Custody       Attn: Mutual Funds Team E,      141,723.327      40.89%
                            Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

High Yield Strategy         NFS LLC FEBO                 24 Tower Rd,                        993.641      26.39%
                            Stephen D Brown              Lincoln, MA 01773

High Yield Strategy         Rydex Distributors           9601 Blackwell Rd,                  400.000      10.62%
                                                         Suite 500,
                                                         Rockville, MD 20850

High Yield Strategy         William Bradley              Springfield, MA 01119             1,196.227      31.77%

High Yield Strategy         Anthony E Riccio or          Plaistow, NH 03865                  205.086       5.45%
                            Lillian P Riccio

High Yield Strategy         Merril L Sloppy              Miamisburg, OH 45342                220.058       5.85%

High Yield Strategy         Homer C Rogers Sr            Dayton, OH 45403                    235.753       6.26%

Internet                    UBS Financial Services Inc.  9441 LBJ Freeway,                 6,438.693      20.04%
                            FBO Paul B Mason             Suite 605,
                            Dorothy M Mason Ten Comm     Dallas, TX 75243-4636

Inverse High Yield          Christopher L Poli           16 Brisbane Rd,                   1,939.488       6.14%
Strategy                                                 Montauk, NY 11954

Inverse High Yield          Schwab Special Custody       Attn: Mutual Funds Team E,       12,662.949      40.08%
Strategy                    Account-Reinv For            101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Japan 1.25x Strategy        David Manlowe                P.O. Box 2052,                   24,211.024       6.19%
                                                         Jersey City, NJ 07303-
                                                         9998

Large-Cap Growth            Randolph K & Mary H          204 West Bailey,                 17,658.312       7.56%
                            Vest REV LIV TR              Naperville, IL 60565

Mid-Cap 1.5x                Schwab Special Custody       Attn: Mutual Funds Team E,       28,622.580       7.54%
Strategy                    Account-Reinv for            101 Montgomery Street,
                            Benefit of Customers         San Francisco, CA 94104-
                                                         4122

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
Real Estate                 Schwab Special Custody       Attn: Mutual Funds Team E,        4,189.621      13.12%
                            Account-Reinv For            101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Retailing                   NFS LLC FEBO Jackson         433 Ave T,                       43,402.778      36.91%
                            Family Trust                 Brooklyn, NY 11223

Retailing                   NFS LLC FEBO Jack            433 Ave T,                        6,504.770       5.53%
                            Chehebar Cust                Brooklyn, NY 11223

Retailing                   NFS LLC FEBO Jack            433 Ave T,                        6,504.770       5.53%
                            Chehebar Cust                Brooklyn, NY 11223

Russell 2000(R)             NFSC FBO Thomas E            118 Jaffrey Road,                 3,861.714      20.42%
                            Carroll                      Malvern, PA 19355

Russell 2000(R)             Michael S. Simeone           639 Tamarack Road,                3,337.794      17.65%
                                                         Cheshire, CT 06410-3227

Russell 2000(R)             Le Ann Talbot                551 Riverbend Drive,              4,182.617      22.12%
                                                         Victor, ID 83455

Russell 2000(R)             William L Tabing             Wichita, KS 67211                 1,759.944       9.31%

S&P 500                     NFSC FBO Thomas E            118 Jaffrey Road,                 4,438.665       9.34%
                            Carroll                      Malvern, PA 19355

S&P 500                     NFSC FBO Agnes S             3138 Guildford Dr,                7,154.510      15.06%
                            Andrews                      Baton Rouge, LA 70808

S&P 500                     Pershing LLC                 P.O. Box 2052                     3,005.867       6.33%
                                                         Jersey City, NJ 07303-
                                                         9998

S&P 500                     Stifel Nicolaus & Co Inc     501 North Broadway,               2,525.906       5.32%
                            Christopher Pellegrino       St Louis, MO 63102

S&P 500                     Radiologic PSP               1700 Lake Alvamar Dr,             4,505.691       9.48%
                                                         Lawrence, KS 66047

Small-Cap Growth            First Clearing, Llc          4507 Roxbury Rd,                  2,350.470       5.20%
                            David & Priscella            Corona Dl Mar, CA 92625-
                            Moore Family                 3126
                            (Survivor's) Trust

Strengthening Dollar        Smulekoff Investment Co      1 North Jefferson,                6,009.786       5.50%
2x Strategy                                              St Louis, MO 63103

Strengthening Dollar        Dr Max Hutton                Dexter, MI 48130                  8,488.402       7.77%
2x Strategy

Transportation              First Trust Co               P.O. Box 173736,                 32,141.281      40.24%
                                                         Denver, CO, 80217-3736

U.S. Government             Schwab Special Custody       Attn: Mutual Funds Team E,   10,056,789.270       6.81%
Money Market                Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

                               RYDEX DYNAMIC FUNDS

H-CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy             National Financial Svcs      200 Liberty Street,             190,783.501      14.39%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Inverse Dow 2x              National Financial Svcs      200 Liberty Street,             268,427.608      17.33%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Inverse Dow 2x              Ameritrade Inc For The       P.O. Box 2226,                  128,833.847       8.32%
Strategy                    Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse Dow 2x              Schwab Special Custody       Attn: Mutual Funds Team E,      160,655.940      10.37%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Inverse OTC 2x              National Financial Svcs      200 Liberty Street,           2,838,402.609      15.62%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Inverse OTC 2x              Ameritrade Inc For The       P.O. Box 2226,                1,533,030.077       8.44%
Strategy                    Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

Inverse OTC 2x              Schwab Special Custody       Attn: Mutual Funds Team E,    2,190,448.622      12.05%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Inverse Russell 2000(R)     National Financial Svcs      200 Liberty Street,             792,269.012      36.04%
2x Strategy                 Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Inverse Russell 2000(R)     Tivoli Partners LP           42 East 81st St,                351,843.207      16.01%
2x Strategy                                              New York, NY 10028

Inverse Russell 2000(R)     Schwab Special Custody       Attn: Mutual Funds Team E,      274,265.444      12.48%
2x Strategy                 Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Inverse Russell 2000(R)     Peter Kenner                 New York, NY 10028              116,848.048       5.32%
2x Strategy

Inverse S&P 500 2x          National Financial Svcs      200 Liberty Street,           1,008,091.929      14.94%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 2x          Schwab Special Custody       Attn: Mutual Funds Team E,    1,158,086.038      17.16%
Strategy                    Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

OTC 2x Strategy             National Financial Svcs      200 Liberty Street,           2,352,059.778      15.73%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

OTC 2x Strategy             Ameritrade Inc For The       P.O. Box 2226,                  815,905.048       5.46%
                            Exclusive Benefit Of Our     Omaha, NE 68103-2226
                            Customers

OTC 2x Strategy             Schwab Special Custody       Attn: Mutual Funds Team E,    1,531,416.064      10.24%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

Russell 2000(R) 2x          National Financial Svcs      200 Liberty Street,              75,066.356       5.25%
Strategy                    Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

Russell 2000(R) 2x          Richard F Schneider          Fort Lauderdale, FL              82,143.543       5.75%
Strategy                                                 33316

S&P 500 2x Strategy         National Financial Svcs      200 Liberty Street,           1,008,182.481      17.02%
                            Corp For Exclusive           New York, NY 10281-
                            Benefit Of Our Customers     9999
                            Russ Lennon

S&P 500 2x Strategy         Citicorp USA, Inc FBO        500 West Madison St,            943,984.807      15.94%
                            General Welfare Group Llc    Ste 700,
                                                         Chicago, IL 60661

S&P 500 2x Strategy         Merrill Lynch, Pierce,       4800 Deer Lake Drive E,         436,551.376       7.37%
                            Fenner & Smith, Inc. For     3rd Floor,
                            The Sole Benefit Of Its      Jacksonville, FL 32246
                            Customers

S&P 500 2x Strategy         Schwab Special Custody       Attn: Mutual Funds Team E,      876,845.258      14.81%
                            Account - Reinv For          101 Montgomery Street,
                            Benefit Of Customers         San Francisco, CA 94104-
                                                         4122

                               RYDEX DYNAMIC FUNDS

A-CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy             NFSC FEBO David G Myers      18 Ridge Farm Rd,                 6,653.042       6.02%
                            TTEE                         Burr Ridge, IL 60527

Inverse Dow 2x              Baxter Seymour               777 East Wisconsin Ave.           8,156.846       5.77%
Strategy                                                 Milwaukee, WI 53202-
                                                         5391

Inverse OTC 2x              The Broadhead Limited        1 North Jefferson, St            37,125.080       5.14%
Strategy                    Partnership                  Louis, MO 63103

Inverse OTC 2x              MS&Co FBO Huey Wilson        3636 Sherwood Forest             74,294.186      10.28%
Strategy                    & Angelina Wilson            Blvd, #650,
                            Compro/LOC/ACCT              Baton Rouge, LA 70816-
                                                         5216

Inverse OTC 2x              H Wilson, A Wilson &         3636 Sherwood Forest,            37,147.084       5.14%
Strategy                    Greg Cotter Co-Ttees         #650, Baton Rouge, LA
                            Huey & Angelina Wilson       70816-5216
                            Foundation TR U/A DTD
                            9/19/86

Inverse Russell 2000(R)     NFSC FEBO Price Flex         106 Valerie Dr,                  69,425.160       7.64%
2x Strategy                 Fund LP                      Lafayette, LA 70508

Inverse Russell 2000(R)     NFSC FEBO Price Flex         106 Valerie Dr,                  69,425.160       7.64%
2x Strategy                 Fund Qualified LP            Lafayette, LA 70508

Inverse Russell 2000(R)     Tiedemann Trust Comp         1201 North Market Street,        45,785.913       5.04%
2x Strategy                                              Suite 1406,
                                                         Wilmington, DE 19801

Inverse S&P 500 2x          Levenson Harvey              188 Cheshire Way,                44,735.716       6.86%
Strategy                                                 Naples, FL 34110

Inverse S&P 500 2x          UBS Financial Services       188 Cheshire Way,                52,137.721       7.99%
Strategy                    Inc. FBO Harvey Stuart       Naples, FL 34110-4413
                            Levenson

Inverse S&P 500 2x          MS&Co FBO Huey Wilson        3636 Sherwood Forest             36,710.710       5.63%
Strategy                    & Angelina Wilson            Blvd, #650,
                            Compro/LOC/ACCT              Baton Rouge, LA 70816-
                                                         5216

OTC 2x Strategy             Rydex EPT Aggressive         9601 Blackwell Rd,              144,203.424      25.30%
                                                         Suite 500,
                                                         Rockville, MD 20850

OTC 2x Strategy             MS&Co FBO Griffith RA        8735 La Palma Lane,              29,989.525       5.26%
                                                         Naples, FL 34108-7755

OTC 2x Strategy             Rachel A Griffith            Dallas, TX 75240                 33,742.534       5.92%

OTC 2x Strategy             Schwab Special Custody       Attn: Mutual Funds Team E        68,577.312      12.03%
                            Account-Reinv for Benefit    101 Montgomery Street
                            of Customers                 San Francisco, CA 94104-
                                                         4122

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Russell 2000(R) 2x          NFSC FEBO                    18 Ridge Farm Rd,                 3,662.049       8.38%
Strategy                    David G Myers TTEE           Burr Ridge, IL 60527

Russell 2000(R) 2x          Michael P. Rubino TT         P.O. Box 2052,                    7,182.501      16.44%
Strategy                                                 Jersey City, NJ 07303-
                                                         9998

Russell 2000(R) 2x          Paul Kostyak and             P.O. Box 2052,                    2,783.577       6.37%
Strategy                                                 Jersey City, NJ 07303-
                                                         9998

Russell 2000(R) 2x          Morgan Keegan &              50 North Front Street,            7,013.680      16.05%
Strategy                    Company, Inc.                Memphis, TN 38103

Russell 2000(R) 2x          Southwest Securities Inc     P.O. Box 509002,                  5,319.139      12.18%
Strategy                    FBO Thomas Edward            Dallas, TX 75250
                            Dunn

Russell 2000(R) 2x          Schwab Special Custody       Attn: Mutual Funds Team           3,676.279       8.41%
Strategy                    Account-Reinv For Benefit    E, 101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

S&P 500 2x Strategy         Robert Ray Harris            5810 Carriage Ln,                22,089.508       6.25%
                                                         Greensboro, NC 27410-
                                                         9121

S&P 500 2x Strategy         Rydex EPT Aggressive         9601 Blackwell Rd,               65,255.774      18.46%
                                                         Suite 500,
                                                         Rockville, MD 20850

S&P 500 2x Strategy         Fouce Enterprises Ltd.       16633 Ventura Blvd,              23,834.685       6.74%
                            Partnership                  #1010, Encino, CA
                                                         91436-1857

                               RYDEX DYNAMIC FUNDS

C-CLASS

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse Dow 2x              Schwab Special Custody       Attn: Mutual Funds Team E,       18,755.288       9.90%
Strategy                    Account-Reinv For Benefit    101 Montgomery Street,
                            Of Customers                 San Francisco, CA 94104-
                                                         4122

Inverse Dow 2x              RBC Dain Rauscher Inc        15254 Broom Street Ne,           12,205.711       6.44%
Strategy                    FBO Ann E Powel              Bainbridge Isl, WA 98110

Inverse Russell 2000(R)     Trust Co                     P.O. Box 6503,                    7,671.891       5.53%
2x Strategy                                              Englewood, CO 80155

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF              NUMBER OF         SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER          SHARES OWNED    OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)     Trust Co                     P.O. Box 6503,                   12,350.127       8.90%
2x Strategy                                              Englewood, CO 80155

Russell 2000 2x             NFS FBO Randall May          14816 Southpointe Curv,          11,863.757      11.14%
Strategy                                                 Burnsville, MN 55306

Russell 2000(R) 2x          Oppenheimer & Co. Inc.       580 California Street,            7,220.014       6.78%
Strategy                                                 Suite 2300,
                                                         San Francisco, CA 94104

                                   APPENDIX B

                               ADVISORY AGREEMENT

      ADVISORY AGREEMENT made as of this __th day of ________________, 2007 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                                   WITNESSETH

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1. THE ADVISER'S SERVICES.

            (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH/COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4. BROKERAGE.

            (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the

Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h)  REPRESENTATIONS.  The  representations  and  warranties in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule

A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

      The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12. DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

      Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

      18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                      RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                                      By:
                                          --------------------------------------
                                          Name:   Carl G. Verboncoeur
                                          Title:  President

                                      PADCO ADVISORS, INC.

                                      By:
                                          --------------------------------------
                                          Name:   Carl G. Verboncoeur
                                          Title:  Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                        DATED _____________, 2007 BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                              PADCO ADVISORS, INC.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Nova Fund* ............................................................   0.75%

Nova Master ...........................................................   0.75%

Inverse S&P 500 Strategy* .............................................   0.90%

Inverse S&P 500 Strategy Master .......................................   0.90%

OTC* ..................................................................   0.75%

OTC Master ............................................................   0.75%

Inverse OTC Strategy ..................................................   0.90%

Mid-Cap 1.5x Strategy* ................................................   0.90%

Mid-Cap 1.5x Strategy Master ..........................................   0.90%

Russell 2000(R) 1.5x Strategy .........................................   0.90%

Government Long Bond 1.2x Strategy.....................................   0.50%

Inverse Government Long Bond
Strategy* .............................................................   0.90%

Inverse Government Long Bond Master ...................................   0.90%

Europe 1.25x Strategy .................................................   0.90%

Japan 1.25x Strategy ..................................................   0.90%

Large-Cap Value .......................................................   0.75%

Large-Cap Growth ......................................................   0.75%

Mid-Cap Value .........................................................   0.75%

Mid-Cap Growth ........................................................   0.75%

Inverse Mid-Cap Strategy* .............................................   0.90%

Inverse Mid-Cap Strategy Master .......................................   0.90%

Small-Cap Value .......................................................   0.75%

Small-Cap Growth ......................................................   0.75%

Inverse Russell 2000(R) Strategy ......................................   0.90%

Strengthening Dollar 2x Strategy ......................................   0.90%

Weakening Dollar 2x Strategy ..........................................   0.90%

U.S. Government Money Market ..........................................   0.50%

High Yield Strategy ...................................................   0.75%

FUND                                                                       RATE
--------------------------------------------------------------------------------
Banking ...............................................................   0.85%

Basic Materials .......................................................   0.85%

Biotechnology .........................................................   0.85%

Consumer Products .....................................................   0.85%

Electronics ...........................................................   0.85%

Energy ................................................................   0.85%

Energy Services .......................................................   0.85%

Financial Services ....................................................   0.85%

Health Care ...........................................................   0.85%

Internet ..............................................................   0.85%

Leisure ...............................................................   0.85%

Precious Metals .......................................................   0.75%

Real Estate ...........................................................   0.85%

Retailing .............................................................   0.85%

Technology ............................................................   0.85%

Telecommunications ....................................................   0.85%

Transportation ........................................................   0.85%

Utilities .............................................................   0.85%

Commodities Strategy ..................................................   0.75%

Sector Rotation .......................................................   0.90%

Multi-Cap Core Equity** ...............................................   0.70%

S&P 500 ...............................................................   0.75%

Russell 2000(R) .......................................................   0.75%

Essential Portfolio Moderate ..........................................   0.00%

Essential Portfolio Conservative ......................................   0.00%

Essential Portfolio Aggressive ........................................   0.00%

Managed Futures Strategy ..............................................   0.90%

Inverse High Yield Strategy ...........................................   0.75%

                          ADDITIONS ARE NOTED IN BOLD.

*The fee will be reduced to 0.00% for any period during which the Fund invests through a master-feeder structure.

**The management fee with respect to the Multi-Cap Core Equity Fund (the "Fund") is comprised of a basic fee (the "Basic Fee") at the annual rate of 0.70% of the Fund's average daily net assets and a performance adjustment (the "Performance Adjustment") as discussed below.

A.    CALCULATING THE PERFORMANCE ADJUSTMENt.

The performance adjustment shall be calculated monthly by:

      (i)   Determining   the  difference  in  performance   (the   "Performance
            Difference") between the Fund and the Russell 3000(R) Index (the "Index"), as described in paragraph C;

      (ii)  Using the Performance  Difference  calculated under paragraph B (ii)
            to  determine   the   performance   adjustment   (the   "Performance
            Adjustment"), as illustrated in paragraph D; and

      (iii) Adding the Performance Adjustment to the Basic Fee to determine the management fee for the applicable month.

B.    COMPUTING THE PERFORMANCE DIFFERENCE.

      The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one H-Class Share of the Fund and the performance of the Index over the most recent 12-month period. The performance of one H-Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.    DETERMINING THE PERFORMANCE ADJUSTMENT.

      For every 0.0375% in Performance Difference, the Adviser's fee will be adjusted upwards or downwards by 0.01%. The maximum adjustment rate is 0.20% per year, resulting in a minimum possible annual fee of 0.50% and a maximum possible annual fee of 0.90%.

D.    PERFORMANCE ADJUSTMENT EXAMPLE.

      The following  example  illustrates  the  application  of the  Performance
Adjustment:

                              FUND'S       INDEX'S           FUND'S
FOR THE ROLLING 12-MONTH    INVESTMENT   CUMULATIVE   PERFORMANCE RELATIVE
PERFORMANCE PERIOD         PERFORMANCE     CHANGE         TO THE INDEX
--------------------------------------------------------------------------
January 1                     $50.00       100.00
December 31                   $55.25       110.20
Absolute change              +$ 5.25     +$ 10.20
Actual change                 +10.50%      +10.20%            +0.30%

      Based on these assumptions, the Multi-Cap Core Equity Fund calculates the Adviser's management fee rate for the month-ended December 31 as follows:

      o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

      o The +0.30% difference between the performance of the Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

      o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

      o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

2.    PERFORMANCE PERIODS

      For the period from July 1, 2003 through May 31, 2004, the Adviser will be paid at the Base Rate, without regard to any Performance Adjustment. For the month ending June 30, 2004, the Adviser will begin applying the Performance Adjustment as described herein, based upon the performance of the Fund relative to the performance of the Index during the 12-month period from July 1, 2003 through June 30, 2004. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

3.    CHANGES TO THE "INDEX" OR THE "CLASS"

      The Trustees have initially designated the Russell 3000(R) Index and the H-Class Shares as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, to the extent permitted by the 1940 Act, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust;

and/or (ii) that a different class of shares of the Trust representing interests in the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Adviser, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Class of shares previously designated.

                                  APPENDIX C

                               ADVISORY AGREEMENT

      ADVISORY AGREEMENT made as of this __th day of _________________, 2007 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                                   WITNESSETH

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1.    THE ADVISER'S SERVICES.

            (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH/COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4.    BROKERAGE.

            (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) AFFILIATED BROKERS The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

      7.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h)  REPRESENTATIONS.  The  representations  and  warranties in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule

A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

      The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12.   DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

      Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13.   CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

      18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                     RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                                     By:
                                        ---------------------------------------
                                        Name:  Carl G. Verboncoeur
                                        Title: President

                                     PADCO ADVISORS, INC.

                                     By:
                                        ---------------------------------------
                                        Name:  Carl G. Verboncoeur
                                        Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                       DATED _______________, 2007 BETWEEN
                               RYDEX SERIES FUNDS
                                      AND
                               PADCO ADVISORS,INC.

      The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Absolute Return Strategies Fund .......................................   1.15%
Hedged Equity Fund ....................................................   1.15%
Market Neutral Fund ...................................................   1.15%

                                   APPENDIX D

                               ADVISORY AGREEMENT

      ADVISORY AGREEMENT made as of this __th day of __________________, 2007 by and between RYDEX DYNAMIC FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                                   WITNESSETH

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1. THE ADVISER'S SERVICES.

            (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH/COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4. BROKERAGE.

            (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust

      (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h)  REPRESENTATIONS.  The  representations  and  warranties in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

      The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12. DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

      Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (a) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

      18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                     RYDEX DYNAMIC FUNDS, on behalf of each
                                     Fund listed on Schedule A

                                     By:
                                         --------------------------------------
                                         Name:  Carl G. Verboncoeur
                                         Title: President

                                     PADCO ADVISORS, INC.

                                     By:
                                         --------------------------------------
                                         Name:  Carl G. Verboncoeur
                                         Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                      DATED ________________, 2007 BETWEEN
                              RYDEX DYNAMIC FUNDS
                                      AND
                              PADCO ADVISORS, INC.

      The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                      RATE
--------------------------------------------------------------------------------
S&P 500 2x Strategy* .................................................    0.90%

S&P 500 2x Strategy Master ...........................................    0.90%

Inverse S&P 500 2x Strategy* .........................................    0.90%

Inverse S&P 500 2x Strategy Master ...................................    0.90%

OTC 2x Strategy* .....................................................    0.90%

OTC 2x Strategy Master ...............................................    0.90%

Inverse OTC 2x Strategy* .............................................    0.90%

Inverse OTC 2x Strategy Master .......................................    0.90%

Dow 2x Strategy* .....................................................    0.90%

Dow 2x Strategy Master ...............................................    0.90%

Inverse Dow 2x Strategy* .............................................    0.90%

Inverse Dow 2x Strategy Master .......................................    0.90%

Russell 2000(R) 2x Strategy ..........................................    0.90%

Inverse Russell 2000(R) 2x Strategy ..................................    0.90%

Russell 2000(R) 2x Strategy Master ...................................    0.90%

Inverse Russell 2000(R) 2x Strategy Master ...........................    0.90%

*The fee will be reduced to 0.00% for any period during which the Fund invests through a master-feeder structure.

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

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


         [LOGO] RYDEXINVESTMENTS
ESSENTIAL FOR MODERN MARKETS(TM)

                              ----  ---------------------------------  -----------------------------  ------------------------------
                                        VOTING VIA THE TELEPHONE          VOTING VIA THE INTERNET          VOTING VIA THE MAIL
                                    o  Read  the  Proxy Statement and  o  Read  the Proxy  Statement  o  Read the  Proxy Statement.
                              ----     have the Proxy Card at hand.       and have the Proxy Card at  o  Check    the   appropriate
                              STOP  o  Call toll-free 1-888-221-0697.     hand.                          boxes on the reverse side.
                              ----  o  Follow the recorded             o  Log on to WWW.PROXYWEB.COM  o  Sign, date and  return the
                                       instructions.                   o  Follow the on-line             Proxy Card in the envelope
                                                                          instructions.                  provided.
                              ----  ---------------------------------  -----------------------------  ------------------------------
-----------------------                       IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.
999  999  999  999  99 <--
-----------------------                                  RYDEX SERIES FUNDS
                                                         RYDEX DYNAMIC FUNDS

FUND/TRUST NAME PRINTS HERE

                                 PROXY FOR SPECIAL JOINT MEETING OF SHAREHOLDERS ON OCTOBER 4, 2007
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned  hereby appoints Joanna Haigney and Michael Byrum, or either of them,  proxy,  with full power of  substitution,  to represent and vote, as designated on the reverse side, all shares of stock the  undersigned is entitled to vote at the Special Joint
Meeting of Shareholders of Rydex Funds, to be held at the offices of Rydex Investments,  9601 Blackwell Road, Suite 500,  Rockville,
MD 20850 on Thursday,  October 4, 2007 at 4:30 p.m.  Eastern Time, or at any  adjournment  thereof,  with respect to the matters set forth on the reverse and described in the  accompanying  Notice of Special Joint  Meeting and Proxy  Statement,  receipt of which is hereby acknowledged.
                                                                       |
                                                                       |

                                                                                             DATED: __________________, 2007

                                                                               -----------------------------------------------------

                                                                               -----------------------------------------------------
                                                                               Signature(s)                        (SIGN IN THE BOX)
                                                                               (Please sign exactly as name appears at left)
                                                                               (If  stock  is  owned by more  than one  person,  all
                                                                               owners  should sign. Persons  signing  as  executors,
                                                                               administrators,  trustees  or  in similar  capacities
                                                                               should so indicate.)
                                                                                                                   RYDEX Funds - SD

                          |                       PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] |
                          |                       PLEASE DO NOT USE FINE POINT PENS.                                              |

                WHEN PROPERLY SIGNED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.

                               IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSALS 1, 2 AND 3.

                                                                                                         FOR    AGAINST   ABSTAIN

1.    THE APPROVAL OF A NEW INVESTMENT  ADVISORY  AGREEMENT  BETWEEN RYDEX SERIES FUNDS AND PADCO
      ADVISORS,  INC.* (All Rydex Series Funds EXCEPT Absolute Return Strategies Fund  and Hedged        [ ]      [ ]       [ ]
      Equity Fund)

2.    THE APPROVAL OF A NEW INVESTMENT  ADVISORY  AGREEMENT  BETWEEN RYDEX SERIES FUNDS AND PADCO        [ ]      [ ]       [ ]
      ADVISORS, INC.* (Absolute Return Strategies Fund and Hedged Equity Fund only)

3.    THE APPROVAL OF A NEW INVESTMENT  ADVISORY  AGREEMENT BETWEEN RYDEX DYNAMIC FUNDS AND PADCO        [ ]      [ ]       [ ]
      ADVISORS, INC.* (All Rydex Dynamic Funds)

* PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

                                              PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                             RYDEX Funds - SD     |
                                                                                                                                  |